UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number           811-22762

Flaherty & Crumrine
Dynamic Preferred and Income Fund Incorporated

(Exact name of registrant as specified in charter)

301 E. Colorado Boulevard, Suite 800

Pasadena, CA 91101

(Address of principal executive offices) (Zip code)

R. Eric Chadwick
Flaherty & Crumrine Incorporated
301 E. Colorado Boulevard, Suite 800

Pasadena, CA 91101

(Name and address of agent for service)

Registrant's telephone number, including area code:   626-795-7300

Date of fiscal year end:   November 30

Date of reporting period:   November 30, 2021

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Reports to Stockholders.

(a)	The Report to Shareholders is attached herewith.

www.preferredincome.com

Annual Report
November 30, 2021

Flaherty & Crumrine Dynamic Preferred and Income Fund

To the Shareholders of Flaherty & Crumrine Dynamic Preferred and Income Fund (“DFP”):

Fiscal 2021 was another good year for preferred and income securities, as modest spread-tightening enhanced coupon return. Total return1 on net asset value (“NAV”) was -1.6% for the fourth fiscal quarter2 and 8.6% for the full fiscal year. Total return on market price of Fund shares over the same periods was -4.0% and 5.0%, respectively.

TOTAL RETURN ON NET ASSET VALUE
For Periods Ended November 30, 2021
(Unaudited)

	Actual Returns			Average Annualized Returns
	Three Months	Six Months	One Year	Three Years	Five Years	Life of Fund(1)
Flaherty & Crumrine Dynamic Preferred and Income Fund	-1.6%	1.8%	8.6%	13.0%	9.9%	9.5%
Bloomberg U.S. Aggregate Index(2)	-0.6%	1.0%	-1.2%	5.5%	3.7%	3.0%
S&P 500 Index(3)	1.3%	9.4%	27.9%	20.4%	17.9%	14.9%

(1)Since inception on May 29, 2013.

(2)The Bloomberg U.S. Aggregate Index is an unmanaged index considered representative of the U.S. investment grade, fixed-rate bond market.

(3)The S&P 500 is a capitalization-weighted index of 500 common stocks. The index is designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries.

Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. In addition, NAV performance will vary from market price performance, and you may have a taxable gain or loss when you sell your shares.

Markets entered 2021 with cautious optimism, as COVID infections were near record levels while progress on vaccines was clearly positive. Uncertainty on one hand, and optimism on the other initially kept markets in a state of flux. A contentious Presidential transition and unprecedented Capitol riots kept news headlines buzzing and sentiment depressed as the year began. COVID remained a roller-coaster throughout the year, but markets shifted focus to more-positive factors such as accommodative policy, strong corporate earnings, healthy consumer balance sheets, and continued low interest rates.

The Federal Reserve (Fed) was a positive and powerful force supporting nearly all asset markets. Monetary policy was highly accommodative, with continued asset purchases by the Fed and low rates designed to raise inflation. The Fed’s goal of higher inflation was realized in the second half of 2021, with readings well above a 2% target. Investors are left to wonder how policymakers will navigate a new, higher-inflation landscape. Market levels at the end of 2021 imply investors remain confident that inflation is at least somewhat transitory, but the Fed has already indicated tighter policy is probably forthcoming in 2022.

Low interest rates and tighter credit spreads defined most of 2021. Non-call periods ended for a wide swath of the broader preferred market, resulting in advantageous refinancing opportunities for issuers. Many securities were refinanced with new issues paying lower coupons, but part of the market was redeemed without replacement. Redemptions resulted in a large reinvestment exercise across the preferred market, adding demand to an already technically strong market. Having more call protection in the portfolio than the broader market (especially compared to passive ETF products) and prioritizing it in

1Following the methodology required by the Securities and Exchange Commission, total return assumes dividend reinvestment.

2 September 1, 2021 – November 30, 2021

our management process resulted in only a moderate level of reinvestment within the portfolio, which helped sustain the Fund’s distributable income. However, persistently low long-term interest rates could outlast call protection and put pressure on income – and at least modestly higher leverage costs seem inevitable in 2022.

Broadly speaking, the Fund’s portfolio didn’t change much during the fiscal year, as current holdings continue to be preferable to most new-issue alternatives – especially in terms of current income. Banks remain our favorite credits, as reflected by our high allocation to the sector. Bank balance sheets strengthened through the pandemic, and the credit outlook is very positive. Spreads tightened in the sector, causing certain new-issue coupons to be lower than we might hope – but that properly reflects banks’ strong credit profile. Insurance has also done well, although insurers’ earnings continue to be a step behind banks due to lower investment yields and higher catastrophe losses in recent years.

Forecasting is always fraught with challenges, and 2022 is proving a difficult year to forecast. Investors have become accustomed to accommodative monetary policy and low inflation for many years – and it appears that those conditions may be changing. Many investors have never known higher interest rates or inflation much over 2% and have been conditioned to “buy the dip” when markets weaken. This mentality won’t unwind overnight, but it does create interesting dynamics and the potential for greater volatility as conditions begin to change. At the same time, it is important to remember that factors supporting credit markets thus far should remain healthy. These include good issuer credit quality, rising corporate earnings, a resilient consumer-driven economy with modest leverage, and interest rates that, while probably higher in 2022, are still well below historical averages. We will also point out that preferred and contingent capital (CoCo) securities have transformed over the years from long-duration instruments to intermediate-duration when first issued, with lower-duration seasoned issues further reducing interest-rate sensitivity at a portfolio level. Modestly higher interest rates may dampen near-term price returns, but they also could bring higher reinvestment yields to the Fund’s portfolio.

Preferreds and CoCos continue to compare favorably to most other fixed-income alternatives, especially on a risk-adjusted basis. Cash continues to flow into fixed income as the global search for yield continues, and fear of missing out (not being invested) has remained a top concern for investors. We expect some bumps along the road in 2022 as investors adjust to a changing economy and policy mix, but we believe the Fund is well positioned to meet its objectives.

The Fund has been through numerous interest rate cycles in the past, and its focus remains on generating attractive, long-term income for shareholders. Please read the discussion topics that follow for a broader discussion of dividend policy, our economic and credit outlook, and other matters of interest to shareholders.

Finally, we ask that shareholders elect their delivery preferences for shareholder reports. Instructions on how to make an election are in the discussion topics. Electronic delivery is recommended and helps lower Fund expenses, but printed reports remain available.

Sincerely,

The Flaherty & Crumrine Portfolio Management Team

December 31, 2021

DISCUSSION TOPICS

(Unaudited)

Fund Performance

The table below presents a breakdown of the components that comprise the Fund’s total return on NAV over both the recent six months and the Fund’s fiscal year. These components include: (a) total return on the Fund’s portfolio of securities; (b) the impact of utilizing leverage to enhance returns to shareholders and accretive impact of the Fund’s at-the-market program (“ATM Program”); and (c) Fund operating expenses. When these components are added together, they comprise total return on NAV.

Components of DFP’s Total Return on NAV
for Periods Ended November 30, 2021

	Six Months[1]	One Year
Total Return on Unleveraged Securities Portfolio (including principal change and income)	1.5%	6.6%
Impact of Leverage (including leverage expense) and ATM Program	0.8%	3.0%
Expenses (excluding leverage expense)	(0.5)%	(1.0)%
[1]Actual, not annualizedTotal Return on NAV	1.8%	8.6%

For the six-month and one-year periods ended November 30, 2021, the Fund’s Benchmark Index1 returned 0.4% and 3.7%, respectively. This index reflects various segments of the preferred securities market constituting the Fund’s primary focus. Since this index return excludes all expenses and the impact of leverage, it compares most directly to the top line in the Fund’s performance table above (Total Return on Unleveraged Securities Portfolio).

While our focus is primarily on managing the Fund’s investment portfolio, a shareholder’s actual return is comprised of the Fund’s monthly dividend payments plus changes in the market price of Fund shares. The table and chart below depict total return on net asset value and total return on market price since the Fund’s inception..

Average Annualized Total Returns as of 11/30/21
	Average Annualized
	1-Year	5-Year	Since Inception
DFP at NAV	8.6%	9.9%	9.5%
DFP at Market Price	5.0%	11.7%	9.2%
Benchmark Index	3.7%	6.7%	6.1%

Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. In addition, NAV performance will vary from market price performance, and you may have a taxable gain or loss when you sell your shares and taxable income when you receive distributions.

1The Fund’s Benchmark Index is the ICE BofA 8% Constrained Core West Preferred & Jr Subordinated Securities Index (P8JC), which includes U.S. dollar-denominated investment-grade or below investment-grade, fixed rate, floating rate or fixed-to-floating rate, retail or institutionally structured preferred securities of U.S. and foreign issuers with issuer concentration capped at 8%. For periods prior to 4/1/12, the benchmark was 50% of the monthly return on the ICE BofA Hybrid Preferred Securities 8% Constrained Index (P8HO) and 50% of the monthly return on the ICE BofA US Capital Securities US Issuers 8% Constrained Index (C8CT). P8HO includes taxable, fixed-rate, U.S. dollar denominated investment-grade, preferred securities listed on a U.S. exchange. C8CT includes investment grade fixed rate or fixed-to-floating rate $1,000 par securities that receive some degree of equity credit from the rating agencies or their regulators. All index returns include interest and dividend income, and, unlike the Fund’s returns, are unmanaged and do not reflect any expenses.

The benchmarks from ICE Data Indices, LLC (“ICE Data”) are used with permission. ICE Data, its affiliates and their respective third party suppliers disclaim any and all warranties and representations, express and/or implied, including any warranties of merchantability or fitness for a particular purpose or use, including the indices, index data and any data included in, related to, or derived therefrom. Neither ICE Data, its affiliates nor their respective third party providers shall be subject to any damages or liability with respect to the adequacy, accuracy, timeliness or completeness of the indices or the index data or any component thereof, and the indices and index data and all components thereof are provided on an “as is” basis and your use is at your own risk. ICE Data, its affiliates and their respective third party suppliers do not sponsor, endorse, or recommend Flaherty & Crumrine Incorporated, or any of its products or services.

In a more perfect world, the market price of Fund shares and its NAV would track more closely. If so, any premium or discount (calculated as the difference between these two inputs and expressed as a percentage) would remain relatively close to zero. However, as can be seen in the chart below, this often has not been the case.

Although divergence between NAV and market price of a closed-end fund is generally driven by supply/demand imbalances affecting its market price, we can only speculate about why the relationship between the Fund’s market price and NAV hasn’t been closer.

Based on a closing price of $27.78 on December 31st and assuming its January 2022 monthly distribution of $0.158 does not change, the annualized yield on market price of Fund shares is 6.8%. Of course, there can be no guarantee that the Fund’s dividend will not change based on market conditions.

U.S. Economic & Credit Outlook

The U.S. economy in 2021 continued a rapid recovery from 2020’s pandemic-induced recession, although higher inflation significantly reduced the economy’s gains in real (i.e., inflation-adjusted) terms. Using forecasts from the Federal Reserve Bank of Philadelphia’s Livingston Survey from December 17, 2021, real gross domestic product for 2021 would average 5.1% quarterly growth. However, nominal GDP growth would be much higher at 10.5% on the same basis. A rapid acceleration in inflation from less than 2% before the pandemic to over 5% in 2021 turned surging nominal growth into more moderate real growth. Mostly sidelined since the early 1990s, inflation is again a key risk in the economic and market outlooks.

Inflation Dampened Soaring Nominal GDP Growth

Quarterly GDP growth (ann. rate)	2021:4 (forecast)	2021:3	2021:2	2021:1	2020 Average	2019 Average
Real GDP	5.2%	2.3%	6.7%	6.3%	0.5%	2.6%
Nominal GDP	9.4%	8.4%	13.4%	10.9%	2.3%	4.2%
Implicit Deflator	4.0%	5.9%	6.2%	4.3%	1.3%	1.6%

As effective vaccines were deployed and COVID risks diminished in 2021, the U.S. economic recovery was led by strong growth in personal consumption expenditures (PCE). Spending initially focused on goods, with services expenditures rising in the second half of the year. PCE was supported by government transfer payments early in the year and by wage and salary income as employment recovered and wages rose. Although employment remains about 3.5 million jobs below its February 2020 peak, both income and spending are well above pre-pandemic levels. Moreover, consumers accumulated substantial savings over the past two years, which should keep spending strong even as the labor market tightens and employment growth slows in 2022.

Other sectors had mixed results. Business investment rose rapidly in the first half of 2021 but slowed in the second half as inflation jumped. It should grow moderately in 2022 as businesses look to improve productivity, although capital goods remain subject to supply chain disruptions that could limit investment. Nominal residential investment grew rapidly, but construction costs soared, leaving real residential investment down. Strong demand for housing should prompt rising real investment when inflation in the sector eventually cools. Finally, real government consumption rose modestly overall. Federal government spending was up early in the year but down thereafter. In contrast, state and local government spending was slow in 2021’s first half and picked up thereafter. Higher tax revenue from a strengthening economy should support modest growth in government spending in 2022.

Monetary policy offered strong support to the recovery while contributing to higher inflation. The Federal Reserve left its target range for short-term interest rates unchanged at 0-0.25% in 2021and grew its balance sheet by $120 billion per month for most of the year. In November 2021, the Fed began to taper securities purchases in its System Open Market Account (SOMA) by $15 billion per month. Reductions will accelerate to $30 billion per month in January, with all purchases expected to end in March 2022. However, fewer securities purchases mean less easy, not tighter, monetary policy. Rate hikes tighten policy, and the Federal Open Market Committee (FOMC) updated its “dot plot” to show most members expect three 25-bp hikes in 2022, which markets project will begin mid-year. Although that is more tightening than previously expected, it would still leave the federal funds rate under 1% at year-end and well below inflation. If inflation slows in the second half of 2022, as we expect, the FOMC probably will follow that deliberate pace of tightening. More aggressive rate hikes and outright sales of SOMA securities in 2023 are a risk if inflation does not fall as quickly as the FOMC expects.

A rapid resurgence in consumer and business demand (especially in personal spending and housing), easy monetary policy, a tighter labor market, and widespread supply chain disruptions caused inflation to rise faster and higher than nearly all economists’ expectations. The PCE deflator was up 5.7% overall and 4.7% excluding food and energy over 12 months ending in November 2021. The consumer price index (CPI) was even higher, up 6.8% overall and 4.9% excluding food and energy over the same period. While these inflation indices are likely to peak over the next several months, inflation has broadened beyond “rebound” items such as gasoline, hotel rooms and airline tickets, whose prices fell sharply early in the pandemic. Prices for housing, automobiles, commodities, and many services accelerated quickly. Wages also accelerated as employers scrambled to hire workers, building a foundation for future inflation. Remember that higher inflation was an objective of the Fed’s easy monetary policy, and there was always risk that inflation might become stickier than desired. We’ll find out how sticky in 2022.

Ten- and 30-year Treasury yields rose by 0.6% and 0.25% to 1.5% and 1.9%, respectively, over 12 months ending December 31, 2021. A growing economy, inflation that is currently well above Treasury yields, and Fed rate hikes should push intermediate and long-term interest rates up again in 2022. Yields already incorporate some of what is ahead, however, and we expect rates to rise moderately over several years, although they could be volatile.

Credit conditions improved along with the economy in 2021, and the credit outlook remains bright. Business bankruptcy filings are very low. Debt-to-GDP ratios fell at households, businesses and even the federal government. Corporate profits rebounded strongly, hitting a record high (after tax) as a share of GDP in the third quarter. Bank loan charge-offs and delinquencies are at or near historic lows. In addition to banking, industries that are major issuers of preferred and contingent capital securities remain broadly healthy. Higher interest rates have brightened outlooks for insurance and other financial services, while energy, utilities, and communications businesses should benefit from continued economic growth. Although some businesses will face challenges in 2022, credit fundamentals should remain quite strong overall.

Uncertain inflation and higher interest rates, rather than credit quality, are likely to be the main headwinds facing fixed income investors in 2022. We believe this favors sectors with higher credit spreads and moderate interest rate risk. Preferred and contingent capital securities offer both, and we continue to expect them to deliver attractive risk-adjusted returns ahead.

Implications of Fed Tightening on Dividends and Investments

As discussed in our topic “U.S. Economic & Credit Outlook”, the Federal Open Market Committee updated its “dot plot” to show most members expect three 25-bp hikes in 2022, which markets project will begin mid-year. More aggressive rate hikes and outright sales of System Open Market Account securities in 2023 are a risk if inflation does not fall as quickly as the FOMC expects. This schedule of tightening would still leave the federal funds rate at year-end under 1% and well below inflation, but it is a change in policy with implications for the fund.

What will higher short-term rates mean for the Fund? Most directly, cost of the Fund’s floating-rate leverage will increase, while income on most of the Fund’s investments are expected to hold about steady. Thus, higher leverage cost will reduce distributable income over the short run. That does not necessarily mean that the Fund’s dividend will fall immediately. However, higher leverage cost reduces income and will eventually lead to reduced Fund dividends unless it is offset by higher portfolio income. Higher rates could boost portfolio income over time as proceeds from called securities and the Fund’s ATM program are reinvested and some securities switch from fixed- to floating-rate, but it may take time to adjust. Distributable income is likely to fall over the next couple of years if short-term rates rise as expected.

More positively, higher short-term rates should be associated with a strong economy, which, in turn, should benefit credit performance and could lead to narrower yield spreads. This should be particularly true for financial institutions. Nearly all banks are “asset sensitive,” meaning their assets re-price more quickly than their liabilities. Banks’ net interest margins should expand as rates increase, improving profitability and allowing banks to build capital and reserves more quickly. Yield spreads on preferred securities have room to contract, which could partly offset higher benchmark interest rates.

Near-zero short-term interest rates have held down leverage costs since early in the pandemic, but we know changes in rates are a normal part of the way credit markets function. The Fund’s objective is to produce current income, and we believe preferred securities still offer an attractive combination of high yield, good credit quality and tax-advantaged income that will serve investors through interest-rate cycles. Keep reading below for further discussion on the fund’s use of leverage.

Use of Leverage and Monthly Distributions to Fund Shareholders

When it comes to projecting income available to shareholders in future years, the elephant in the room is the expected cost of leverage. Use of leverage is an important part of the Fund’s strategy for generating high current income, and we could not produce the Fund’s current level of income without it. Leverage costs, which for the Fund are currently 1-month LIBOR + 0.80%, reset monthly, remained low throughout 2020 and 2021. We are, however, further into economic recovery in the United States and the Fed is poised to raise the federal funds rate in 2022.

Looking into 2022 and beyond, with potentially higher leverage costs, there are two questions that shareholders might ask.

If you expect the cost of leverage to increase, why not remove (or at least reduce) leverage from the Fund?

The answer is twofold. First, so long as the cost of leverage is below income earned on the portfolio – which has almost always been the case – income available to shareholders will be higher with leverage than it would be without leverage. Second, following the same logic, removing, or substantially reducing, leverage today would result in a material reduction in the current dividend rate, given current wide spreads between yields on preferred securities and cost of leverage. So even if leverage costs increase, benefits to distributable income over time can still be substantial as long as leverage costs do not exceed portfolio yield.

If you think short-term rates are going to increase, why don’t you hedge the cost of leverage?

In general, hedging is done for two reasons: first, to reduce absolute exposure to a particular risk; and second, to reduce volatility associated with a particular risk. When considering a hedge against a rise in short-term rates, one must weigh cost versus benefit. If we knew exactly when rates would rise and by how much, then we could evaluate the explicit costs and determine if it would be a winning trade.

Since we don’t know the exact timing or magnitude of higher short-term interest rates, a hedge is really another investment decision – one in which we would be betting that the cost of a hedge now (in the form of higher leverage costs today) will be lower than the actual cost of leverage (unhedged) over the hedge’s timeframe. In other words, the Fund’s distributable income would be lower today if we were to hedge the cost of leverage very far into the future. This is because today’s upward-sloping yield curve means the market already expects rates in the future to be higher, so that expected cost is reflected in hedging cost today.

We acknowledge this is complicated, but to simplify: hedging the cost of leverage today would result in lower income today – and may or may not result in improved return (relative to no hedge) in the future. This is because hedging today costs money.

We are not opposed to hedging leverage costs in the right context. However, we acknowledge that a hedge is a bet on the timing and magnitude of rate increases relative to the market’s pricing of these risks. Funds that hedged over the past dozen years missed out on quite a bit of distributable income, since short-term interest rates remained below hedged rates during most of the period. There are times when the market’s expectations of future rates make this a worthwhile bet, or when risk reduction offered by hedging is particularly valuable, but we don’t feel this is true today.

We would like our shareholders to understand that we are not currently hedging the cost of leverage and are unlikely to do so unless the market’s expectations (and, therefore, hedging costs) change. As a result, shareholders are receiving more income today (and have received more over the last several years) in exchange for potentially lower income and returns in the future. Given the current cost of hedging, we have so far decided it is best to take short-term rates as they come.

Electing Delivery Preferences

The Fund will not mail printed shareholder reports unless a shareholder specifically requests a paper copy. Shareholders now fall into one of three groups.

1.Shareholders who have requested electronic delivery of the report (“edelivery”), either directly from their financial intermediary (if holding shares in “street name” in a brokerage account) or from the Fund (if holding “registered shares” at BNY Mellon/Computershare, the Fund’s transfer agent). When you sign up for edelivery, you will receive an email notification and a weblink to the shareholder report when it is available. If you have already elected edelivery, you need not take any action.

2.Shareholders who have requested a printed shareholder report. Once again, this can be done either directly through your financial intermediary or from the Fund (if holding registered shares). Shareholders requesting a printed report will receive it via postal mail.

3.All other shareholders will receive mailed notice that a report is available, along with a web address where it can be accessed via the internet.

Please note, most shareholders hold shares in street name in their brokerage account (rather than registered shares) and should select their delivery preference with their financial intermediary.

We encourage shareholders to choose edelivery. You will receive reports sooner than via postal mail. It’s better for the environment. And it saves the Fund money; printing and mailing reports or notices is expensive, and shareholders bear those expenses. Nonetheless, if you want a printed report, you may request it at no additional cost to you.

We would like to minimize mailed notices. Postal mailing of notices containing only a website link — while required in the absence of an edelivery election — is not cost effective for the Fund, which is why an edelivery election is the recommended option.

Summarizing how to specify your delivery preferences:

If you hold Fund shares in your brokerage account (most shareholders) and have not already selected your delivery preferences, contact your financial intermediary and request edelivery or printed reports. If you received a mailed notice, specific instructions are printed there.

If you hold shares at the Fund’s transfer agent, BNY Mellon/Computershare, and have not already selected your delivery preferences, contact the transfer agent and request edelivery or printed reports by telephone at 1-866-351-7446 (U.S. toll-free) or +1 (201) 680 6578 (International) or postal mail at BNY Mellon c/o Computershare, P.O. Box 505000, Louisville, KY, 40233-5000, United States.

You may change your delivery preferences at any time. There is no cost to you under any delivery option. In general, elections will apply to all funds held in your account at that financial intermediary. Likewise, your election to receive reports in paper will apply to all funds held with the fund complex if you invest directly with the Fund.

Thank you for taking the time to make your delivery election!

Federal Tax Advantages of 2021 Calendar Year Distributions

In calendar year 2021, approximately 85.0% of distributions made by the Fund was eligible for treatment as qualified dividend income, or QDI. Depending on an individual’s level of income, QDI can be taxed at a rate of 0%, 15% or 20%.

For an individual in the 32% marginal tax bracket, this means that the Fund’s total distributions will only be taxed at a blended 17.6% rate versus the 32% rate which would apply to distributions by a fund investing in traditional corporate bonds. This tax advantage means that, all other things being equal, for every $100 distribution that such individual receives from the Fund for the calendar year, the same individual would have had to receive approximately $121 in distributions from a fully-taxable bond fund to net the same after-tax amount as the distributions paid by the Fund.

For detailed information about tax treatment of particular distributions received from the Fund, please see the Form 1099 you receive from either the Fund or your broker.

Corporate shareholders also receive a federal tax benefit from the 38.5% of distributions that were eligible for the inter-corporate dividends received deduction, or DRD.

It is important to remember that composition of the portfolio and income distributions can change from one year to the next, and that the QDI or DRD portions of 2022’s distributions may not be the same (or even similar) to 2021.

Flaherty & Crumrine Dynamic Preferred and Income Fund Incorporated

PORTFOLIO OVERVIEW

November 30, 2021 (Unaudited)

Additional portfolio information of interest to shareholders is available on the Fund’s website at http://www.preferredincome.com

Fund Statistics
Net Asset Value	$26.83
Market Price	$27.59
Premium	2.83%
Yield on Market Price†	7.03%
Common Stock Shares Outstanding	20,112,964

†November 2021 dividend of $0.1617 per share,
annualized, divided by Market Price.

Security Ratings*	% of Net Assets††
BBB	41.4%
BB	38.5%
Below “BB”	0.3%
Not Rated**	17.2%

Portfolio Ratings Guidelines	% of Net Assets††
Security Rated Below Investment Grade By All***	34.9%
Issuer or Senior Debt Rated Below Investment Grade by All****	6.6%

*Ratings are from Moody’s Investors Service, Inc.

**“Not Rated” securities are those with no ratings available from Moody’s. Excludes common stock and money market fund investments and net other assets and liabilities of 2.6%.

***Security rating below investment grade by all of Moody’s, S&P Global Ratings, and Fitch Ratings.

****Security rating and issuer’s senior unsecured debt or issuer rating are below investment grade by all of Moody’s, S&P, and Fitch. The Fund’s investment policy currently limits such securities to 20% of Net Assets.

Industry Categories	% of Net Assets††

Utilities 4.9%
Other 7.0%
Energy 6.8%
Insurance 20.1%
Banking & Financial Services 61.2%

Top 10 Holdings by Issuer	% of Net Assets††
Citigroup Inc	4.4%
MetLife Inc	3.9%
Liberty Mutual Group	3.9%
JPMorgan Chase & Company	3.8%
Morgan Stanley	3.7%
Regions Financial Corporation	3.1%
Energy Transfer LP	2.9%
Lloyds Banking Group PLC	2.7%
HSBC Holdings PLC	2.2%
M&T Bank Corporation	2.2%

% of Net Assets*****††
Holdings Generating Qualified Dividend Income (QDI) for Individuals	69%
Holdings Generating Income Eligible for the Corporate Dividends Received Deduction (DRD)	48%

*****This does not reflect year-end results or actual tax categorization of Fund distributions. These percentages can, and do, change, perhaps significantly, depending on market conditions. Investors should consult their tax advisor regarding their personal situation. See accompanying notes to financial statements for tax characterization of 2021 distributions.

††Net Assets includes assets attributable to the use of leverage.

The accompanying notes are an integral part of the financial statements.

Flaherty & Crumrine Dynamic Preferred and Income Fund Incorporated

PORTFOLIO OF INVESTMENTS

November 30, 2021

Shares/$ Par		Value
Preferred Stock & Hybrid Preferred Securities§ — 79.5%
	Banking — 42.9%
$1,550,000	American AgCredit Corporation, 5.25% to 06/15/26 then T5Y + 4.50%, Series A, 144A****	$1,584,875	*(1)
	Bank of America Corporation:
$3,460,000	5.875% to 03/15/28 then 3ML + 2.931%, Series FF	3,810,325	*(1)(2)
$1,800,000	6.30% to 03/10/26 then 3ML + 4.553%, Series DD	2,029,860	*(1)(2)(3)
$9,107,000	6.50% to 10/23/24 then 3ML + 4.174%, Series Z	9,894,756	*(1)(2)(3)
31,500	Bank of Hawaii Corporation, 4.375%, Series A	788,288	*(1)
80,100	Cadence Bank, 5.50%, Series A	2,167,907	*(1)
	Capital One Financial Corporation:
43,163	5.00%, Series I	1,116,843	*(1)(2)
$2,750,000	3.95% to 09/01/26 then T5Y + 3.157%, Series M	2,708,667	*(1)
	Citigroup, Inc.:
$1,400,000	3.875% to 02/18/26 then T5Y + 3.417%, Series X	1,391,250	*(1)
$700,000	4.00% to 12/10/25 then T5Y + 3.597%, Series W	696,416	*(1)
$1,075,000	4.15% to 11/15/26 then T5Y + 3.00%, Series Y	1,069,625	*(1)
$1,400,000	5.95% to 05/15/25 then 3ML + 3.905%, Series P	1,492,330	*(1)(2)
1,166,837	6.875% to 11/15/23 then 3ML + 4.13%, Series K	31,527,936	*(1)(2)
37,767	Citizens Financial Group, Inc., 6.35% to 04/06/24 then 3ML + 3.642%, Series D	1,019,143	*(1)(2)
	CoBank ACB:
38,100	6.20% to 01/01/25 then 3ML + 3.744%, Series H, 144A****	4,057,650	*(1)(2)
3,450	6.25% to 10/01/22 then 3ML + 4.557%, Series F, 144A****	358,800	*(1)
$550,000	6.25% to 10/01/26 then 3ML + 4.66%, Series I, 144A****	610,500	*(1)
$2,670,000	Comerica, Inc., 5.625% to 10/01/25 then T5Y + 5.291%, Series A	2,903,625	*(1)
	Compeer Financial ACA:
$660,000	4.875% to 08/15/26 then T5Y + 4.095%, Series B-1, 144A****	666,600	*(1)
7,000	6.75% to 08/15/23 then 3ML + 4.58%, 144A****	7,350,000	*(1)
111,900	ConnectOne Bancorp, Inc., 5.25% to 09/01/26 then T5Y + 4.42%, Series A	2,956,957	*(1)
91,000	Dime Community Bancshares, Inc., 5.50%, Series A	2,357,355	*(1)
	Fifth Third Bancorp:
158,194	6.00%, Series A	4,154,966	*(1)(2)
360,495	6.625% to 12/31/23 then 3ML + 3.71%, Series I	9,829,797	*(1)(2)
45,359	First Citizens BancShares, Inc., 5.375%, Series A	1,196,117	*(1)(2)
48,634	First Horizon Corporation, 6.50%, Series E	1,331,599	*(1)
52,000	First Republic Bank, 4.00%, Series M	1,186,900	*(1)
26,200	Fulton Financial Corporation, 5.125%, Series A	678,187	*(1)
	Goldman Sachs Group:
$775,000	4.95% to 02/10/25 then T5Y + 3.224%, Series R	804,349	*(1)
$1,650,000	5.50% to 08/10/24 then T5Y + 3.623%, Series Q	1,749,000	*(1)(2)(3)
502,328	6.375% to 05/10/24 then 3ML + 3.55%, Series K	13,896,904	*(1)(2)

The accompanying notes are an integral part of the financial statements.

Flaherty & Crumrine Dynamic Preferred and Income Fund Incorporated

PORTFOLIO OF INVESTMENTS (Continued)

November 30, 2021

Shares/$ Par		Value
99,200	Heartland Financial USA, Inc., 7.00% to 07/15/25 then T5Y + 6.675%, Series E	$2,794,018	*(1)
	HSBC Holdings PLC:
$4,458,000	HSBC Capital Funding LP, 10.176% to 06/30/30 then 3ML + 4.98%, 144A****	7,221,960	(1)(2)(3)(5)
	Huntington Bancshares, Inc.:
$940,000	4.45% to 10/15/27 then T7Y + 4.045%, Series G	1,003,450	*(1)
$2,725,000	5.625% to 07/15/30 then T10Y + 4.945%, Series F	3,109,906	*(1)
$3,200,000	5.70% to 04/15/23 then 3ML + 2.88%, Series E	3,256,000	*(1)(2)(3)
	JPMorgan Chase & Company:
58,000	4.20%, Series MM	1,435,790	*(1)
$5,750,000	3.65% to 06/01/26 then T5Y + 2.85%, Series KK	5,625,110	*(1)
$4,500,000	5.00% to 08/01/24 then SOFRRATE + 3.38%, Series FF	4,592,363	*(1)(2)(3)
$10,700,000	6.00% to 08/01/23 then 3ML + 3.30%, Series R	11,114,357	*(1)(2)(3)
$8,000,000	6.75% to 02/01/24 then 3ML + 3.78%, Series S	8,595,000	*(1)(2)(3)
265,788	KeyCorp, 6.125% to 12/15/26 then 3ML + 3.892%, Series E	7,825,809	*(1)(2)
	Lloyds TSB Bank PLC:
$14,022,000	Lloyds Banking Group PLC, 6.657% to 05/21/37 then 3ML + 1.27%, 144A****	20,602,104	**(1)(5)
	M&T Bank Corporation:
$1,700,000	3.50% to 09/01/26 then T5Y + 2.679%, Series I	1,644,750	*(1)
$15,425,000	6.45% to 02/15/24 then 3ML + 3.61%, Series E	16,495,109	*(1)(2)(3)
50,300	Merchants Bancorp, 6.00% to 10/01/24 then 3ML + 4.569%, Series B	1,328,172	*(1)
	Morgan Stanley:
$1,500,000	5.30% to 03/15/23 then 3ML + 3.16%, Series N	1,548,750	*(1)(2)(3)
251,971	5.85% to 04/15/27 then 3ML + 3.491%, Series K	7,140,858	*(1)(2)
674,994	6.875% to 01/15/24 then 3ML + 3.94%, Series F	18,487,006	*(1)(2)
121,675	7.125% to 10/15/23 then 3ML + 4.32%, Series E	3,331,461	*(1)(2)
549,300	New York Community Bancorp, Inc., 6.375% to 03/17/27 then 3ML + 3.821%, Series A	15,185,398	*(1)(2)
157,000	Northpointe Bancshares, Inc., 8.25% to 12/30/25 then SOFRRATE + 7.99%, Series A	4,209,955	*(1)
59,576	People’s United Financial, Inc., 5.625% to 12/15/26 then 3ML + 4.02%, Series A	1,638,638	*(1)
$950,000	PNC Financial Services Group, Inc., 3.40% to 09/15/26 then T5Y + 2.595%, Series T	918,555	*(1)
	Regions Financial Corporation:
284,219	5.70% to 08/15/29 then 3ML + 3.148%, Series C	7,768,416	*(1)(2)
$1,825,000	5.75% to 09/15/25 then T5Y + 5.426%, Series D	1,984,687	*(1)
562,950	6.375% to 09/15/24 then 3ML + 3.536%, Series B	15,589,493	*(1)(2)
150,000	Signature Bank, 5.00%, Series A	3,828,000	*(1)
23,596	Sterling Bancorp, 6.50%, Series A	611,018	*(1)
	SVB Financial Group:
$1,900,000	4.00% to 05/15/26 then T5Y + 3.202%, Series C	1,894,395	*(1)
$875,000	4.10% to 02/15/31 then T10Y + 3.064%, Series B	859,687	*(1)

The accompanying notes are an integral part of the financial statements.

Flaherty & Crumrine Dynamic Preferred and Income Fund Incorporated

PORTFOLIO OF INVESTMENTS (Continued)

November 30, 2021

Shares/$ Par		Value
130,000	Synchrony Financial, 5.625%, Series A	$3,410,550	*(1)(2)(3)
215,094	Synovus Financial Corporation, 5.875% to 07/01/24 then T5Y + 4.127%, Series E	5,687,623	*(1)(2)(3)
83,500	Texas Capital Bancshares Inc., 5.75%, Series B	2,151,378	*(1)
48,000	TriState Capital Holdings, Inc., 6.375% to 07/01/26 then 3ML + 4.088%, Series B	1,275,120	*(1)
	Truist Financial Corporation:
6,992	4.75%, Series R	180,289	*(1)
$2,725,000	4.95% to 12/01/25 then T5Y + 4.605%, Series P	2,922,562	*(1)
$1,360,000	5.10% to 09/01/30 then T10Y + 4.349%, Series Q	1,519,120	*(1)
45,126	Valley National Bancorp, 6.25% to 06/30/25 then 3ML + 3.85%, Series A	1,326,483	*(1)(2)
55,000	Washington Federal, Inc., 4.875%, Series A	1,397,825	*(1)
	Wells Fargo & Company:
123,000	4.25%, Series DD	3,011,655	*(1)
94,000	4.70%, Series AA	2,393,710	*(1)
759	7.50%, Series L	1,114,639	*(1)
$2,125,000	3.90% to 03/15/26 then T5Y + 3.453%, Series BB	2,139,078	*(1)
145,217	5.85% to 09/15/23 then 3ML + 3.09%, Series Q	3,795,072	*(1)(2)
113,500	WesBanco, Inc., 6.75% to 11/15/25 then T5Y + 6.557%, Series A	3,128,628	*(1)
59,000	Western Alliance Bancorp, 4.25% to 09/30/26 then T5Y + 3.452%, Series A	1,531,935	*(1)
109,000	Wintrust Financial Corporation, 6.875% to 07/15/25 then T5Y + 6.507%, Series E	3,042,735	*(1)
$10,000,000	Zions Bancorporation, 7.20% to 09/15/23 then 3ML + 4.44%, Series J	10,857,800	*(1)(2)(3)
		349,913,944
	Financial Services — 3.2%
$1,840,000	AerCap Global Aviation Trust, 6.50% to 06/15/25 then 3ML + 4.30%, 06/15/45, 144A****	1,974,900	(2)(5)
$4,355,000	AerCap Holdings NV, 5.875% to 10/10/24 then T5Y + 4.535%, 10/10/79	4,469,754	**(2)(3)(5)
	Ally Financial, Inc.:
$3,230,000	4.70% to 05/15/26 then T5Y + 3.868%, Series B	3,341,031	*(1)
$2,150,000	4.70% to 05/15/28 then T7Y + 3.481%, Series C	2,171,500	*(1)
$1,850,000	American Express Company, 3.55% to 09/15/26 then T5Y + 2.854%, Series D	1,829,881	*(1)
35,800	Carlyle Finance LLC, 4.625% 05/15/61	893,747
$2,000,000	Discover Financial Services, 6.125% to 09/23/25 then T5Y + 5.783%, Series D	2,203,600	*(1)
	General Motors Financial Company:
$1,875,000	5.70% to 09/30/30 then T5Y + 4.997%, Series C	2,130,469	*(1)
$1,420,000	5.75% to 09/30/27 then 3ML + 3.598%, Series A	1,519,045	*(1)
$2,500,000	6.50% to 09/30/28 then 3ML + 3.436%, Series B	2,801,250	*(1)(2)
	Stifel Financial Corp.:
52,000	4.50%, Series D	1,289,340	*(1)
68,000	6.25%, Series B	1,786,020	*(1)(2)
		26,410,537
	Insurance — 17.8%
2,650	AEGON Funding Company LLC, 5.10% 12/15/49	69,125	(5)

The accompanying notes are an integral part of the financial statements.

Flaherty & Crumrine Dynamic Preferred and Income Fund Incorporated

PORTFOLIO OF INVESTMENTS (Continued)

November 30, 2021

Shares/$ Par		Value
155,000	American Equity Investment Life Holding Company, 5.95% to 12/01/24 then T5Y + 4.322%, Series A	$4,166,012	*(1)(2)(3)
$5,340,000	American International Group, Inc., 8.175% to 05/15/38 then 3ML + 4.195%, 05/15/58	7,965,918
26,700	Arch Capital Group, Ltd., 5.45%, Series F	683,119	**(1)(2)(5)
29,722	Assurant, Inc., 5.25% 01/15/61	787,259
	Athene Holding Ltd.:
66,800	4.875%, Series D	1,691,042	**(1)(5)
280,000	6.35% to 06/30/29 then 3ML + 4.253%, Series A	7,950,600	**(1)(2)(5)
73,000	6.375% to 09/30/25 then T5Y + 5.97%, Series C	2,023,195	**(1)(5)
$6,550,000	AXA SA, 6.379% to 12/14/36 then 3ML + 2.256%, 144A****	9,055,375	**(1)(2)(5)
$2,045,000	AXIS Specialty Finance LLC, 4.90% to 01/15/30 then T5Y + 3.186%, 01/15/40	2,150,896	(2)(3)(5)
38,900	CNO Financial Group, Inc., 5.125% 11/25/60	981,253
353,663	Delphi Financial Group, 3ML + 3.19%, 3.346%(4), 05/15/37	8,514,437	(2)(3)
	Enstar Group Ltd.:
141,000	7.00% to 09/01/28 then 3ML + 4.015%, Series D	4,029,428	**(1)(2)(5)
$1,300,000	Enstar Finance LLC, 5.75% to 09/01/25 then T5Y + 5.468%, 09/01/40	1,346,735	(5)
$385,000	Equitable Holdings, Inc., 4.95% to 12/15/25 then T5Y + 4.736%, Series B	402,556	*(1)
$754,000	Everest Reinsurance Holdings, 3ML + 2.385%, 2.541%(4), 05/15/37	731,183	(2)(3)
$3,690,000	Global Atlantic Fin Company, 4.70% to 10/15/26 then T5Y + 3.796%, 10/15/51, 144A****	3,802,754
$2,325,000	Kuvare US Holdings, Inc., 7.00% to 05/01/26 then T5Y + 6.541%, 02/17/51, Series A, 144A****	2,531,344	*
	Liberty Mutual Group:
$20,983,000	7.80% 03/15/37, 144A****	29,432,015	(2)(3)
$2,190,000	4.125% to 12/15/26 then T5Y + 3.315%, 12/15/51, 144A****	2,182,576
	MetLife, Inc.:
$17,200,000	9.25% 04/08/38, 144A****	25,514,428	(2)(3)
$3,759,000	10.75% 08/01/39	6,439,029	(2)(3)
	RenaissanceRe Holdings Ltd.:
77,700	4.20%, Series G	1,895,491	**(1)(5)
13,810	5.75%, Series F	359,803	**(1)(2)(5)
	SBL Holdings, Inc.:
$3,500,000	6.50% to 11/13/26 then T5Y + 5.62%, Series B, 144A****	3,412,500	*(1)
$3,050,000	7.00% to 05/13/25 then T5Y + 5.58%, Series A, 144A****	3,061,437	*(1)(2)
	Unum Group:
$9,836,000	Provident Financing Trust I, 7.405% 03/15/38	11,864,675	(2)(3)
77,000	Voya Financial, Inc., 5.35% to 09/15/29 then T5Y + 3.21%, Series B	2,158,502	*(1)(2)
		145,202,687

The accompanying notes are an integral part of the financial statements.

Flaherty & Crumrine Dynamic Preferred and Income Fund Incorporated

PORTFOLIO OF INVESTMENTS (Continued)

November 30, 2021

Shares/$ Par		Value
	Utilities — 4.9%
124,932	Algonquin Power & Utilities Corporation, 6.20% to 07/01/24 then 3ML + 4.01%, 07/01/79, Series 2019-A	$3,464,052	(2)(5)
$1,360,000	American Electric Power Company, Inc., 3.875% to 02/15/27 then T5Y + 2.675%, 02/15/62	1,359,666
$2,100,000	CenterPoint Energy, Inc., 6.125% to 09/01/23 then 3ML + 3.27%, Series A	2,190,248	*(1)(2)
	Commonwealth Edison:
$2,545,000	COMED Financing III, 6.35% 03/15/33	3,069,266	(2)(3)
	Edison International:
$4,200,000	5.00% to 03/15/27 then T5Y + 3.901%, Series B	4,197,396	*(1)
$1,850,000	5.375% to 03/15/26 then T5Y + 4.698%, Series A	1,899,858	*(1)
$6,830,000	Emera, Inc., 6.75% to 06/15/26 then 3ML + 5.44%, 06/15/76, Series 2016A	8,021,835	(2)(5)
	NiSource, Inc.:
$1,000,000	5.65% to 06/15/23 then T5Y + 2.843%, Series A	1,032,500	*(1)(2)
91,800	6.50% to 03/15/24 then T5Y + 3.632%, Series B	2,478,765	*(1)(2)
	Sempra Energy:
$3,250,000	4.125% to 04/01/27 then T5Y + 2.868%, 04/01/52	3,229,894
$3,200,000	4.875% to 10/15/25 then T5Y + 4.55%, Series C	3,392,000	*(1)
	Southern California Edison:
417	SCE Trust II, 5.10%, Series G	10,498	*(1)
91,458	SCE Trust V, 5.45% to 03/15/26 then 3ML + 3.79%, Series K	2,348,440	*(1)(2)
$1,400,000	Southern California Edison Company, 6.25% to 02/01/22 then 3ML + 4.199%, Series E	1,403,108	*(1)(2)(3)
$2,175,000	Southern Company, 3.75% to 09/15/26 then T5Y + 2.915%, 09/15/51, Series 2021-A	2,155,425
		40,252,951
	Energy — 6.8%
	DCP Midstream LP:
$3,500,000	7.375% to 12/15/22 then 3ML + 5.148%, Series A	3,473,750	(1)(2)
11,900	7.875% to 06/15/23 then 3ML + 4.919%, Series B	294,038	(1)
$9,780,000	DCP Midstream LLC, 5.85% to 05/21/23 then 3ML + 3.85%, 05/21/43, 144A****	9,374,424	(2)(3)
	Enbridge, Inc.:
$900,000	5.75% to 07/15/30 then T5Y + 5.314%, 07/15/80, Series 2020-A	994,284	(5)
$3,500,000	6.00% to 01/15/27 then 3ML + 3.89%, 01/15/77, Series 2016-A	3,793,868	(2)(3)(5)
	Energy Transfer LP:
	Energy Transfer Operating LP:
$3,840,000	7.125% to 05/15/30 then T5Y + 5.306%, Series G	3,934,080	(1)
274,236	7.375% to 05/15/23 then 3ML + 4.53%, Series C	6,599,489	(1)(2)(3)
528,982	7.60% to 05/15/24 then 3ML + 5.161%, Series E	12,793,430	(1)(2)(3)
4,800	7.625% to 08/15/23 then 3ML + 4.738%, Series D	117,192	(1)

The accompanying notes are an integral part of the financial statements.

Flaherty & Crumrine Dynamic Preferred and Income Fund Incorporated

PORTFOLIO OF INVESTMENTS (Continued)

November 30, 2021

Shares/$ Par		Value
$2,700,000	Enterprise Products Operating L.P., 5.25% to 08/16/27 then 3ML + 3.033%, 08/16/77, Series E	$2,777,444	(2)(3)
$4,990,000	MPLX LP, 6.875% to 02/15/23 then 3ML + 4.652%, Series B	5,039,900	(1)(2)(3)
105,773	NuStar Logistics LP, 3ML + 6.734%, 6.8578%(4), 01/15/43	2,643,267	(2)(3)
$3,700,000	Transcanada Pipelines, Ltd., 5.50% to 09/15/29 then SOFRRATE + 4.4156%, 09/15/79	3,935,875	(2)(3)(5)
		55,771,041
	Communication — 0.6%
$2,300,000	British Telecommunications PLC, 4.875% to 11/23/31 then T5Y + 3.493%, 11/23/81, 144A****	2,292,732	(5)
$2,300,000	Vodafone Group PLC, 7.00% to 04/04/29 then SW5 + 4.873%, 04/04/79	2,770,174	(2)(5)
		5,062,906
	Real Estate Investment Trust (REIT) — 1.5%
10,685	Annaly Capital Management, Inc., 6.95% to 09/30/22 then 3ML + 4.993%, Series F	269,890	(1)
	Arbor Realty Trust, Inc.:
50,390	6.375%, Series D	1,270,584	(1)
141,000	6.25% to 10/30/26 then SOFRRATE + 5.44%, Series F	3,540,510	(1)
134,900	KKR Real Estate Finance Trust, Inc., 6.50%, Series A	3,475,698	(1)
70,000	New York Mortgage Trust, Inc., 6.875% to 10/15/26 then SOFRRATE + 6.13%, Series F	1,735,300	(1)
65,100	TPG RE Finance Trust, Inc., 6.25%, Series C	1,546,451	(1)
		11,838,433
	Miscellaneous Industries — 1.8%
$1,025,000	Apollo Management Holdings LP, 4.95% to 12/17/24 then T5Y + 3.266%, 01/14/50, 144A****	1,062,990	(2)(3)
	Land O’ Lakes, Inc.:
$725,000	7.25%, Series B, 144A****	783,279	*(1)
$11,700,000	8.00%, Series A, 144A****	12,639,627	*(1)(2)
		14,485,896
	Total Preferred Stock & Hybrid Preferred Securities (Cost $597,021,969)	648,938,395

Contingent Capital Securities†—16.8%
	Banking — 14.6%
$1,738,000	Australia & New Zealand Banking Group Ltd., 6.75% to 06/15/26 then ISDA5 + 5.168%, 144A****	1,965,391	**(1)(2)(5)
	Banco Bilbao Vizcaya Argentaria SA:
$7,000,000	6.125% to 11/16/27 then SW5 + 3.87%	7,332,500	**(1)(2)(3)(5)
$2,200,000	6.50% to 03/05/25 then T5Y + 5.192%, Series 9	2,312,750	**(1)(5)

The accompanying notes are an integral part of the financial statements.

Flaherty & Crumrine Dynamic Preferred and Income Fund Incorporated

PORTFOLIO OF INVESTMENTS (Continued)

November 30, 2021

Shares/$ Par		Value
	Banco Mercantil del Norte SA:
$1,900,000	6.625% to 01/24/32 then T10Y + 5.034%, 144A****	$1,859,682	**(1)(5)
$1,148,000	7.50% to 06/27/29 then T10Y + 5.47%, 144A****	1,228,515	**(1)(5)
$1,660,000	7.625% to 01/10/28 then T10Y + 5.353%, 144A****	1,779,520	**(1)(5)
$14,400,000	Banco Santander SA, 4.75% to 05/12/27 then T5Y + 3.753%, 144A****	14,472,000	**(1)(5)
	Barclays Bank PLC:
$1,075,000	4.375% to 09/15/28 then T5Y + 3.41%	1,033,978	**(1)(5)
$5,025,000	6.125% to 06/15/26 then T5Y + 5.867%	5,390,870	**(1)(5)
$970,000	7.75% to 09/15/23 then SW5 + 4.842%	1,042,750	**(1)(2)(5)
$5,200,000	8.00% to 06/15/24 then T5Y + 5.672%	5,702,450	**(1)(2)(5)
$1,500,000	BBVA Bancomer SA, 5.875% to 09/13/29 then T5Y + 4.308%, 09/13/34, 144A****	1,625,625	(2)(3)(5)
	BNP Paribas:
$1,125,000	4.625% to 02/25/31 then T5Y + 3.34%, 144A****	1,113,750	**(1)(5)
$1,300,000	7.00% to 08/16/28 then SW5 + 3.98%, 144A****	1,505,237	**(1)(2)(5)
$11,200,000	7.375% to 08/19/25 then SW5 + 5.15%, 144A****	12,596,248	**(1)(2)(5)
$915,000	Credit Agricole SA, 7.875% to 01/23/24 then SW5 + 4.898%, 144A****	999,071	**(1)(2)(5)
	Credit Suisse Group AG:
$650,000	5.10% to 01/24/30 then T5Y + 3.293%, 144A****	645,190	**(1)(5)
$3,400,000	6.375% to 08/21/26 then T5Y + 4.828%, 144A****	3,625,250	**(1)(2)(3)(5)
$2,500,000	7.25% to 09/12/25 then ISDA5 + 4.332%, 144A****	2,737,500	**(1)(2)(5)
$2,600,000	7.50% to 07/17/23 then SW5 + 4.60%, 144A****	2,735,850	**(1)(2)(5)
	HSBC Holdings PLC:
$1,000,000	6.00% to 05/22/27 then ISDA5 + 3.746%	1,062,500	**(1)(2)(5)
$9,025,000	6.50% to 03/23/28 then ISDA5 + 3.606%	9,905,253	**(1)(2)(3)(5)
$1,825,000	ING Groep NV, 3.875% to 11/16/27 then T5Y + 2.862%	1,714,588	**(1)(5)
$1,000,000	Lloyds Banking Group PLC, 7.50% to 09/27/25 then SW5 + 4.496%	1,137,053	**(1)(2)(3)(5)
$1,700,000	Macquarie Bank Ltd., 6.125% to 03/08/27 then SW5 + 3.703%, 144A****	1,814,045	**(1)(2)(3)(5)
$950,000	NatWest Group PLC, 4.60% to 12/28/31 then T5Y + 3.10%	920,312	**(1)(5)
	Societe Generale SA:
$2,300,000	4.75% to 05/26/26 then T5Y + 3.931%, 144A****	2,325,875	**(1)(5)
$2,300,000	5.375% to 11/18/30 then T5Y + 4.514%, 144A****	2,411,044	**(1)(5)
$300,000	6.75% to 04/06/28 then SW5 + 3.929%, 144A****	329,010	**(1)(5)
$5,000,000	8.00% to 09/29/25 then ISDA5 + 5.873%, 144A****	5,764,063	**(1)(2)(3)(5)
	Standard Chartered PLC:
$1,100,000	4.75% to 07/14/31 then T5Y + 3.805%, 144A****	1,071,812	**(1)(5)
$6,615,000	7.50% to 04/02/22 then SW5 + 6.301%, 144A****	6,729,473	**(1)(5)
$4,000,000	7.75% to 04/02/23 then SW5 + 5.723%, 144A****	4,221,960	**(1)(5)
	UBS Group AG:
$1,550,000	4.375% to 02/10/31 then T5Y + 3.313%, 144A****	1,519,077	**(1)(5)
$5,700,000	UBS Group Funding Switzerland AG, 7.00% to 01/31/24 then SW5 + 4.344%, 144A****	6,105,983	**(1)(2)(3)(5)
		118,736,175

The accompanying notes are an integral part of the financial statements.

Flaherty & Crumrine Dynamic Preferred and Income Fund Incorporated

PORTFOLIO OF INVESTMENTS (Continued)

November 30, 2021

Shares/$ Par		Value
	Financial Services — 0.1%
$800,000	Deutsche Bank AG, 6.00% to 04/30/26 then T5Y + 4.524%	$816,968	**(1)(5)
		816,968
	Insurance — 2.1%
$1,600,000	Allianz SE, 3.20% to 04/30/28 then T5Y + 2.165%, 144A****	1,500,480	**(1)(5)
	QBE Insurance Group Ltd.:
$1,550,000	5.875% to 05/12/25 then T5Y + 5.513%, 144A****	1,672,062	**(1)(5)
$12,960,000	7.50% to 11/24/23 then SW10 + 6.03%, 11/24/43, 144A****	14,295,010	(2)(3)(5)
		17,467,552
	Total Contingent Capital Securities (Cost $129,834,136)	137,020,695

Corporate Debt Securities§ — 1.1%
	Banking — 0.5%
$1,500,000	Texas Capital Bancshares Inc., 4.00% to 05/06/26 then T5Y + 3.15%, 05/06/31, Sub Notes	1,574,444
86,689	Zions Bancorporation, 6.95% to 09/15/23 then 3ML + 3.89%, 09/15/28, Sub Notes	2,327,166	(2)
		3,901,610
	Insurance — 0.2%
$1,175,000	Universal Insurance Holdings, Inc., 5.625% 11/30/26, 144A****	1,181,618
		1,181,618
	Communication — 0.4%
	Qwest Corporation:
54,050	6.50% 09/01/56	1,363,411
82,550	6.75% 06/15/57	2,138,474	(2)
		3,501,885
	Total Corporate Debt Securities (Cost $8,121,295)	8,585,113

Money Market Fund — 0.8%
	BlackRock Liquidity Funds:
6,549,570	T-Fund, Institutional Class	6,549,570

	Total Money Market Fund (Cost $6,549,570)	6,549,570

Total Investments (Cost $741,526,970***)	98.2%	801,093,773
Other Assets and Liabilities, excluding Loan Payable (net)	1.8%	14,876,401
Total Managed Assets	100.0%‡	$815,970,174
Loan Principal Balance		(276,300,000)
Total Net Assets Available To Common Stock		$539,670,174

The accompanying notes are an integral part of the financial statements.

Flaherty & Crumrine Dynamic Preferred and Income Fund Incorporated

PORTFOLIO OF INVESTMENTS (Continued)

November 30, 2021

§Date shown is maturity date unless referencing the end of the fixed-rate period of a fixed-to-floating rate security.

*Securities eligible for the Dividends Received Deduction and distributing Qualified Dividend Income (unaudited).

**Securities distributing Qualified Dividend Income only (unaudited).

***Aggregate cost of securities held.

****Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration to qualified institutional buyers. At November 30, 2021, these securities amounted to $249,403,211 or 30.6% of total managed assets.

(1)Perpetual security with no stated maturity date.

(2)All or a portion of this security is pledged as collateral for the Fund’s loan. The total value of such securities was $523,204,944 at November 30, 2021.

(3)All or a portion of this security has been rehypothecated. The total value of such securities was $268,395,863 at November 30, 2021.

(4)Represents the rate in effect as of the reporting date.

(5)Foreign Issuer.

†A Contingent Capital Security is a hybrid security with contractual loss-absorption characteristics.

‡The percentage shown for each investment category is the total value of that category as a percentage of total managed assets.

ABBREVIATIONS:

3ML—3-Month ICE LIBOR USD A/360

ISDA5—5-year USD ICE Swap Semiannual 30/360

SOFRRATE—Secured Overnight Funding Rate, Federal Reserve Bank of New York

SW5—5-year USD Swap Semiannual 30/360

SW10—10-year USD Swap Semiannual 30/360

T5Y—Federal Reserve H.15 5-Yr Constant Maturity Treasury Semiannual yield

T7Y—Federal Reserve H.15 7-Yr Constant Maturity Treasury Semiannual yield

T10Y—Federal Reserve H.15 10-Yr Constant Maturity Treasury Semiannual yield

The accompanying notes are an integral part of the financial statements.

Flaherty & Crumrine Dynamic Preferred and Income Fund Incorporated

STATEMENT OF ASSETS AND LIABILITIES

November 30, 2021

ASSETS:
Investments, at value (Cost $741,526,970)		$801,093,773
Dividends and interest receivable		6,635,430
Receivable for fund shares sold		208,492
Receivable for securities sold		8,640,441
Prepaid expenses		265,870
Total Assets		816,844,006

LIABILITIES:
Loan Payable	$276,300,000
Interest expense payable	204,420
Dividends payable to Common Stock Shareholders	139,314
Investment advisory fees payable	351,869
Administration, Transfer Agent and Custodian fees payable	53,985
Servicing Agent fees payable	33,899
Professional fees payable	69,530
Accrued expenses and other payables	20,815
Total Liabilities		277,173,832
NET ASSETS AVAILABLE TO COMMON STOCK		$539,670,174

NET ASSETS AVAILABLE TO COMMON STOCK consist of:
Total distributable earnings		$55,924,498
Par value of Common Stock		201,130
Paid-in capital in excess of par value of Common Stock		483,544,546
Total Net Assets Available to Common Stock		$539,670,174

NET ASSET VALUE PER SHARE OF COMMON STOCK:
Common Stock (20,112,964 shares outstanding)		$26.83

The accompanying notes are an integral part of the financial statements.

Flaherty & Crumrine Dynamic Preferred and Income Fund Incorporated

STATEMENT OF OPERATIONS

For the Year Ended November 30, 2021

INVESTMENT INCOME:
Dividends†		$17,515,049
Interest		26,339,018
Rehypothecation Income		82,326
Total Investment Income		43,936,393

EXPENSES:
Investment advisory fees	$4,126,013
Interest expenses	2,415,928
Administrator’s fees	444,002
Servicing Agent fees	399,213
Professional fees	123,805
Insurance expenses	90,613
Transfer Agent fees	24,205
Directors’ fees	52,630
Custodian fees	64,668
Compliance fees	35,000
Other	120,375
Total Expenses		7,896,452
NET INVESTMENT INCOME		36,039,941

REALIZED AND UNREALIZED GAIN/(LOSS) ON INVESTMENTS
Net realized gain on investments sold during the year		5,458,609
Change in unrealized appreciation/(depreciation) of investments		659,729
NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS		6,118,338

NET INCREASE IN NET ASSETS TO COMMON STOCK RESULTING FROM OPERATIONS		$42,158,279

†For Federal income tax purposes, a significant portion of this amount may not qualify for the inter-corporate dividends received deduction (“DRD”) or as qualified dividend income (“QDI”) for individuals.

The accompanying notes are an integral part of the financial statements.

Flaherty & Crumrine Dynamic Preferred and Income Fund Incorporated

STATEMENTS OF CHANGES IN NET ASSETS AVAILABLE TO COMMON STOCK

	Year Ended November 30, 2021	Year Ended November 30, 2020
OPERATIONS:
Net investment income	$36,039,941	$35,188,979
Net realized gain/(loss) on investments sold during the year	5,458,609	(1,868,818)
Change in net unrealized appreciation/(depreciation) of investments	659,729	7,744,862
Net increase in net assets resulting from operations	42,158,279	41,065,023

DISTRIBUTIONS:
Dividends paid from distributable earnings to Common Stock Shareholders(1)	(38,223,563)	(35,023,472)
Total Distributions	(38,223,563)	(35,023,472)

FUND SHARE TRANSACTIONS:
Increase from shares issued under the Dividend Reinvestment and Cash Purchase Plan	1,351,768	511,304
Increase from shares issued under the at-the-market program(2)	25,694,017	—
Net increase in net assets available to Common Stock resulting from Fund share transactions	27,045,785	511,304

NET INCREASE IN NET ASSETS AVAILABLE TO COMMON STOCK FOR THE YEAR	$30,980,501	$6,552,855

NET ASSETS AVAILABLE TO COMMON STOCK:
Beginning of year	$508,689,673	$502,136,818
Net increase in net assets during the year	30,980,501	6,552,855
End of year	$539,670,174	$508,689,673

(1)May include income earned, but not paid out, in prior fiscal year.

(2)Net of offering costs of $185,861 and $0 for the years ended November 30, 2021 and November 30, 2020, respectively.

The accompanying notes are an integral part of the financial statements.

Flaherty & Crumrine Dynamic Preferred and Income Fund Incorporated

STATEMENT OF CASH FLOWS

For the Year Ended November 30, 2021

INCREASE/(DECREASE) IN CASH
CASH FLOWS FROM OPERATING ACTIVITIES:
Net increase in net assets resulting from operations	$42,158,279

ADJUSTMENTS TO RECONCILE NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS TO NET CASH USED IN OPERATING ACTIVITIES:
Purchase of investment securities	(139,447,945)
Proceeds from disposition of investment securities	103,891,523
Net purchases of short-term investment securities	(6,087,099)
Decrease in dividends and interest receivable	320,388
Increase in receivable for investments sold	(8,640,441)
Increase in prepaid expenses	(226,260)
Net amortization/(accretion) of premium/(discount)	1,316,190
Increase in interest expense payable	6,002
Increase in payables to related parties	31,021
Increase in accrued expenses and other liabilities	5,309
Change in net unrealized (appreciation)/depreciation of investments	(659,729)
Net realized gain from investments sold	(5,458,609)
Net cash used in operating activities	(12,791,371)

CASH FLOWS FROM FINANCING ACTIVITIES:
Proceeds from loan	24,100,000
Net proceeds from at-the-market program shares sold	25,485,525
Dividend paid (net of reinvestment of dividends and change in dividends payable) to common stock shareholders from net distributable earnings	(36,794,154)
Net cash provided by financing activities	12,791,371
Net increase/(decrease) in cash	—

CASH:
Beginning of the year	$—
End of the year	$—

SUPPLEMENTAL DISCLOSURE OF CASH FLOW INFORMATION:
Interest paid during the year	$2,409,926
Reinvestment of dividends	1,351,768
Increase of dividends payable to common stock shareholders	77,641

Flaherty & Crumrine Dynamic Preferred and Income Fund Incorporated

Financial Highlights

For a Common Stock share outstanding throughout each year

The accompanying notes are an integral part of the financial statements.

Contained below is per share operating performance data, total investment returns, ratios to average net assets and other supplemental data. This information has been derived from information provided in the financial statements and market price data for the Fund’s shares.

	Year Ended November 30,
	2021	2020	2019	2018	2017
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of year	$26.51	$26.20	$23.02	$26.29	$24.13
INVESTMENT OPERATIONS:
Net investment income	1.85	1.84	1.62	1.65	1.69
Net realized and unrealized gain/(loss) on investments	0.35	0.30	3.28	(3.13)	2.39
Total from investment operations	2.20	2.14	4.90	(1.48)	4.08
FINANCING OPERATIONS
Premium from shelf offering, net of offering cost	0.08	—	—	—	—
DISTRIBUTIONS TO COMMON STOCK SHAREHOLDERS:
From net investment income	(1.96)	(1.83)	(1.72)	(1.79)	(1.92)
Total distributions to Common Stock Shareholders	(1.96)	(1.83)	(1.72)	(1.79)	(1.92)
Net asset value, end of year	$26.83	$26.51	$26.20	$23.02	$26.29
Market value, end of year	$27.59	$28.18	$26.41	$21.35	$26.44
Total investment return based on net asset value*	8.57%	8.93%	22.10%	(5.59)%	17.41%
Total investment return based on market value*	5.03%	14.87%	32.70%	(12.94)%	24.49%
RATIOS TO AVERAGE NET ASSETS AVAILABLE TO COMMON STOCK SHAREHOLDERS:
Total net assets, end of year (in 000’s)	$539,670	$508,690	$502,137	$441,190	$503,758
Operating expenses including interest expense(1)	1.48%	1.87%	2.73%	2.49%	2.06%
Operating expenses excluding interest expense	1.03%	1.06%	1.06%	1.06%	1.07%
Net investment income†	6.76%	7.40%	6.53%	6.60%	6.56%
SUPPLEMENTAL DATA:††
Portfolio turnover rate	13%	12%	18%	10%	13%
Total managed assets, end of year (in 000’s)	$815,970	$760,890	$754,337	$693,390	$755,958
Ratio of operating expenses including interest expense(1) to average total managed assets	0.99%	1.22%	1.78%	1.63%	1.39%
Ratio of operating expenses excluding interest expense to average total managed assets	0.69%	0.69%	0.69%	0.69%	0.72%

*Assumes reinvestment of distributions at the price obtained by the Fund’s Dividend Reinvestment and Cash Purchase Plan.

†The net investment income ratios reflect income net of operating expenses, including interest expense.

††Information presented under heading Supplemental Data includes loan principal balance.

(1)See Note 7.

The accompanying notes are an integral part of the financial statements.

Flaherty & Crumrine Dynamic Preferred and Income Fund Incorporated

FINANCIAL HIGHLIGHTS (Continued)

Per Share of Common Stock

	Total Dividends Paid	Net Asset Value	NYSE Closing Price	Dividend Reinvestment Price(1)
December 31, 2020	$0.1650	$26.91	$29.06	$27.61
January 29, 2021	0.1650	26.73	28.59	27.16
February 26, 2021	0.1650	26.35	28.70	27.26
March 31, 2021	0.1650	26.69	30.12	28.61
April 30, 2021	0.1650	27.13	30.36	28.84
May 28, 2021	0.1617	27.30	29.45	27.98
June 30, 2021	0.1617	27.70	29.28	27.82
July 30, 2021	0.1617	27.76	29.76	28.27
August 31, 2021	0.1617	27.75	29.25	27.79
September 30, 2021	0.1617	27.64	28.80	27.64
October 29, 2021	0.1617	27.58	28.58	27.58
November 30, 2021	0.1617	26.83	27.59	26.83

(1)Whenever the net asset value per share of the Fund’s Common Stock is less than or equal to the market price per share on the reinvestment date, new shares issued will be valued at the higher of net asset value or 95% of the then current market price. Otherwise, the reinvestment shares of Common Stock will be purchased in the open market.

Senior Securities

	11/30/2021	11/30/2020	11/30/2019	11/30/2018	11/30/2017
Total Debt Outstanding, End of Period (000s)(1)	$276,300	$252,200	$252,200	$252,200	$252,200
Asset Coverage per $1,000 of Debt(2)	2,953	3,017	2,991	2,749	2,997

(1)See Note 7.

(2)Calculated by subtracting the Fund’s total liabilities (excluding the loan) from the Fund’s total assets and dividing that amount by the loan outstanding in 000’s.

Flaherty & Crumrine Dynamic Preferred and Income Fund Incorporated

NOTES TO FINANCIAL STATEMENTS

1.Organization

Flaherty & Crumrine Dynamic Preferred and Income Fund Incorporated (the “Fund”) was incorporated as a Maryland corporation on October 10, 2012, and commenced operations on May 29, 2013 as a diversified, closed-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”). The Fund’s investment objective is to seek total return, with an emphasis on high current income.

2.Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The preparation of the financial statements is in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”), including the accounting and reporting principles under ASC 946-10-50-1, and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

Portfolio valuation: The net asset value of the Fund’s Common Stock is determined by the Fund’s Administrator (as defined below) no less frequently than on the last business day of each week and month in accordance with the policies and procedures approved by the Board of Directors (the “Board”) of the Fund. It is determined by dividing the value of the Fund’s net assets available to Common Stock by the number of shares of Common Stock outstanding. The value of the Fund’s net assets available to Common Stock is deemed to equal the value of the Fund’s total assets less (i) the Fund’s liabilities and (ii) the aggregate liquidation value of any outstanding preferred stock.

The Fund’s preferred and debt securities are valued on the basis of current market quotations provided by independent pricing services or dealers approved by the Board of the Fund. In determining the evaluated mean value of a particular preferred or debt security, a pricing service or dealer may use information with respect to transactions in such investments, quotations (based on the mean of bid and asked price), market transactions in comparable investments, various relationships observed in the market between investments, and/or calculated yield measures based on valuation technology commonly employed in the market for such investments. Common stocks that are traded on stock exchanges are valued at the last sale price or official close price on the exchange, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available mean price. Futures contracts and option contracts on futures contracts are valued on the basis of the settlement price for such contracts on the primary exchange on which they trade. Investments in over-the-counter derivative instruments, such as interest rate swaps and options thereon (“swaptions”), are valued using prices supplied by a pricing service, or if such prices are unavailable, prices provided by a single broker or dealer that is not the counterparty or, if no such prices are available, at a price at which the counterparty to the contract would repurchase the instrument or terminate the contract. Investments for which market quotations are not readily available or for which management determines that the prices are not reflective of current market conditions are valued at fair value as determined in good faith by or under the direction of the Board of the Fund, including reference to valuations of other securities which are comparable in quality, maturity and type.

Investments in money market instruments and all debt and preferred securities which mature in 60 days or less are valued at amortized cost, provided such amount approximates market value. Investments in money market funds are valued at the net asset value of such funds.

Flaherty & Crumrine Dynamic Preferred and Income Fund Incorporated

NOTES TO FINANCIAL STATEMENTS (Continued)

Fair Value Measurements: The Fund has analyzed all existing investments to determine the significance and character of all inputs to their fair value determination. The levels of fair value inputs used to measure the Fund’s investments are characterized into a fair value hierarchy. Where inputs for an asset or liability fall into more than one level in the fair value hierarchy, the investment is classified in its entirety based on the lowest level input that is significant to that investment’s valuation. The three levels of the fair value hierarchy are described below:

•	Level 1 –	quoted prices in active markets for identical securities
•	Level 2 –	other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3 –	significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. Transfers in and out of levels are recognized at market value at the end of the period.

A summary of the inputs used to value the Fund’s investments as of November 30, 2021 is as follows:

	Total Value at November 30, 2021	Level 1 Quoted Price	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Preferred Stock & Hybrid Preferred Securities
Banking	$349,913,944	$235,850,205	$114,063,739	$—
Financial Services	26,410,537	7,463,052	18,947,485	—
Insurance	145,202,687	26,794,829	118,407,858	—
Utilities	40,252,951	19,244,136	21,008,815	—
Energy	55,771,041	22,447,416	33,323,625	—
Communication	5,062,906	2,770,174	2,292,732	—
Real Estate Investment Trust (REIT)	11,838,433	10,103,133	1,735,300	—
Miscellaneous Industries	14,485,896	—	14,485,896	—
Contingent Capital Securities
Banking	118,736,175	9,513,516	109,222,659	—
Financial Services	816,968	—	816,968	—
Insurance	17,467,552	—	17,467,552	—
Corporate Debt Securities
Banking	3,901,610	2,327,166	1,574,444	—
Insurance	1,181,618	—	1,181,618	—
Communication	3,501,885	3,501,885	—	—
Money Market Fund	6,549,570	6,549,570	—	—
Total Investments	$801,093,773	$346,565,082	$454,528,691	$—

Flaherty & Crumrine Dynamic Preferred and Income Fund Incorporated

NOTES TO FINANCIAL STATEMENTS (Continued)

During the reporting period, there were no transfers into or out of Level 3.

The fair values of the Fund’s investments are generally based on market information and quotes received from brokers or independent pricing services that are approved by the Board and are unaffiliated with the Adviser (as defined below). To assess the continuing appropriateness of security valuations, management, in consultation with the Adviser, regularly compares current prices to prior prices, prices across comparable securities, actual sale prices for securities in the Fund’s portfolio, and market information obtained by the Adviser as a function of being an active market participant.

Securities with quotes that are based on actual trades or actionable bids and offers with a sufficient level of activity on or near the measurement date are classified as Level 1. Securities that are priced using quotes derived from implied values, indicative bids and offers, or a limited number of actual trades—or the same information for securities that are similar in many respects to those being valued—are classified as Level 2. If market information is not available for securities being valued, or materially-comparable securities, then those securities are classified as Level 3. In considering market information, management evaluates changes in liquidity, willingness of a broker to execute at the quoted price, the depth and consistency of prices from pricing services, and the existence of observable trades in the market.

Securities transactions and investment income: Securities transactions are recorded as of the trade date. Realized gains and losses from securities sold are recorded on the specific identified cost basis. Dividend income is recorded on ex-dividend dates. Interest income is recorded on the accrual basis. The Fund also amortizes premiums and accretes discounts on fixed income securities using the effective yield method.

Prepaid expenses: Prepaid expenses consist primarily of insurance premiums, shelf registration expenses and at-the-market program expenses. Insurance premiums are amortized over the term of the current policy. Prepaid shelf registration expenses and at-the-market program expenses represent fees and expenses incurred to establish and maintain the Fund’s shelf registration and at-the-market program. Those expenses are allocated to paid-in capital for each transaction on a pro-rata basis based on gross proceeds relative to the total amount offered under the shelf registration. Any unallocated prepaid expense balance associated with the shelf registration and the at-the-market program are accelerated into expense at the earlier of the end of the program period or at the effective date of a new shelf registration or at-the-market program.

Federal income taxes: The Fund intends to continue to qualify as a regulated investment company by complying with the requirements under subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”), applicable to regulated investment companies and intends to distribute substantially all of its taxable net investment income to its shareholders. Therefore, no federal income tax provision is required.

Management has analyzed the Fund’s tax positions taken on federal income tax returns for all open tax years (November 30, 2021, 2020, 2019 and 2018), and has concluded that no provision for federal income tax is required in the Fund’s financial statements. The Fund’s major tax jurisdictions are federal and the State of California. The Fund’s federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired (each tax year in the four-year period ended November 30, 2021) are subject to examination by the Internal Revenue Service and state departments of revenue. The Fund recognizes interest and penalties, if any, related to tax liabilities as income tax expense, which is included in Other expenses in the Statement of Operations. Excise tax, if any, is disclosed below in Excise Tax. There were no expenses for tax-related interest and penalties for the fiscal year ended November 30, 2021.

Flaherty & Crumrine Dynamic Preferred and Income Fund Incorporated

NOTES TO FINANCIAL STATEMENTS (Continued)

Dividends and distributions to shareholders: The Fund expects to declare dividends on a monthly basis to holders of Common Stock (“Shareholders”). Distributions to Shareholders are recorded on the ex-dividend date. Any net realized short-term capital gains will be distributed to Shareholders at least annually. Any net realized long-term capital gains may be distributed to Shareholders at least annually or may be retained by the Fund as determined by the Fund’s Board. Capital gains retained by the Fund are subject to tax at the capital gains corporate tax rate. Subject to the Fund qualifying as a regulated investment company, any taxes paid by the Fund on such net realized long-term capital gains may be used by the Fund’s Shareholders as a credit against their own tax liabilities. The Fund may pay distributions in excess of the Fund’s net investment company taxable income and this excess would be a tax-free return of capital distributed from the Fund’s assets.

Income and capital gain distributions are determined and characterized in accordance with income tax regulations which may differ from U.S. GAAP. These differences are primarily due to (1) differing treatments of income and gains on various investment securities held by the Fund, including timing differences, (2) the attribution of expenses against certain components of taxable investment income, and (3) federal regulations requiring proportionate allocation of income and gains to all classes of shareholders.

Distributions from net realized gains for book purposes may include short-term capital gains, which are included as ordinary income for tax purposes, and may exclude amortization of premium and discount on certain fixed income securities, which are not reflected in ordinary income for tax purposes. The tax character of distributions paid during 2021 and 2020 was as follows:

	Distributions paid in fiscal year 2021		Distributions paid in fiscal year 2020
	Ordinary Income	Long-Term Capital Gains	Ordinary Income	Long-Term Capital Gains
Common Stock	$38,223,563	$0	$35,023,472	$0

As of November 30, 2021, the components of distributable earnings (i.e., ordinary income and capital gain/loss) available to Shareholders, on a tax basis, were as follows:

Capital (Loss) Carryforward	Undistributed Ordinary Income	Undistributed Long-Term Gain	Net Unrealized Appreciation/(Depreciation)
$(2,456,253)	$421,397	$0	$55,770,245

The composition of the Fund’s accumulated realized capital losses is indicated below. These losses may be carried forward and offset against future capital gains. During the fiscal year ended November 30, 2021, the Fund utilized $2,300,242 of capital losses.

No Expiration Short Term	No Expiration Long Term	Total
$2,456,253	$0	$2,456,253

Flaherty & Crumrine Dynamic Preferred and Income Fund Incorporated

NOTES TO FINANCIAL STATEMENTS (Continued)

Reclassification of accounts: During the year ended November 30, 2021, reclassifications were made in the Fund’s capital accounts to report these balances on a tax basis, excluding temporary differences, as of November 30, 2021. Additional adjustments may be required in subsequent reporting periods. These reclassifications have no impact on the net asset value of the Fund. The calculation of net investment income per share in the financial highlights excludes these adjustments. Below are the reclassifications:

Paid-in Capital	Total Distributable Earnings
$(47)	$47

Excise tax: The Code imposes a 4% nondeductible excise tax on the Fund to the extent the Fund does not distribute by the end of any calendar year at least (1) 98% of the sum of its net investment income for that year and 98.2% of its capital gains (both long-term and short-term) for its fiscal year and (2) certain undistributed amounts from previous years. The Fund paid $9,480 of federal excise taxes attributed to calendar year 2020 in March 2021.

3.Investment Advisory Fee, Servicing Agent Fee, Administration Fee, Transfer Agent Fee,
            Custodian Fee, Directors’ Fees and Chief Compliance Officer Fee

Flaherty & Crumrine Incorporated (the “Adviser”) serves as the Fund’s investment adviser. The Fund pays the Adviser a monthly fee at an annual rate of 0.575% on the first $200 million of the Fund’s average daily managed and 0.50% of the Fund’s average daily managed assets above $200 million. For purposes of calculating such a fee “managed assets” means the Fund’s net assets, plus the principal amount of loans from financial institutions or debt securities issued by the Fund, the liquidation preference of preferred stock issued by the Fund, if any, and the proceeds of any reverse repurchase agreements entered into by the Fund.

Destra Capital Advisors LLC (the “Servicing Agent”) serves as the Fund’s shareholder servicing agent. As compensation for its services, the Fund pays the Servicing Agent a fee computed and paid monthly at the annual rate of 0.075% of the Fund’s Average Net Assets. For these purposes, “Average Net Assets” are the average daily net assets available to the Fund’s common shareholders.

The Bank of New York Mellon (“BNY Mellon”) serves as the Fund’s administrator (the “Administrator”). As Administrator, BNY Mellon calculates the net asset value of the Fund’s shares of Common Stock and generally assists in all aspects of the Fund’s administration and operation. As compensation for BNY Mellon’s services as Administrator, the Fund pays BNY Mellon a monthly fee at an annual rate of 0.10% of the first $200 million of the Fund’s average daily total managed assets, 0.04% of the next $300 million of the Fund’s average daily total managed assets, 0.03% of the next $500 million of the Fund’s average daily total managed assets and 0.02% of the Fund’s average daily total managed assets above $1 billion. For purposes of calculating such fee, the Fund’s total managed assets means the total assets of the Fund (including any assets attributable to the Fund’s preferred stock that may be outstanding or otherwise attributable to the use of leverage) minus the sum of accrued liabilities (other than debt, if any, representing financial leverage).

BNY Mellon Investment Servicing (US) Inc. (“BNYIS”) (c/o, Computershare) serves as the Fund’s transfer agent, dividend disbursing agent and registrar (the “Transfer Agent”). As compensation for BNYIS’ services as Transfer Agent, the Fund pays BNYIS a monthly fee in the amount of $1,500, plus certain out of pocket expenses.

Flaherty & Crumrine Dynamic Preferred and Income Fund Incorporated

NOTES TO FINANCIAL STATEMENTS (Continued)

The Bank of New York Mellon (the “Custodian”) serves as the Fund’s Custodian. As compensation for the Custodian’s services as custodian, the Fund pays the Custodian a monthly fee at the annual rate of 0.01% of the first $200 million of the Fund’s average daily total managed assets, 0.008% of the next $300 million of the Fund’s average daily total managed assets, 0.006% of the next $500 million of the Fund’s average daily total managed assets, and 0.005% of the Fund’s average daily total managed assets above $1 billion. For purposes of calculating such fee, the Fund’s total managed assets means the total assets of the Fund (including any assets attributable to any of the Fund’s preferred stock that may be outstanding or otherwise attributable to the use of leverage) minus the sum of accrued liabilities (other than debt, if any, representing financial leverage).

The Fund pays each Director, who is not a director, officer or employee of the Adviser, a fee of $9,000 per annum, plus $750 for each in-person meeting of the Board or Audit Committee, $500 for each in-person meeting of the Nominating and Governance Committee attended, and $250 for each telephone meeting attended. The Audit Committee Chair receives an additional annual fee of $3,000. The Fund also reimburses all Directors for travel and out-of-pocket expenses incurred in connection with such meetings.

The Fund pays the Adviser a fee of $35,000 per annum for Chief Compliance Officer services and reimburses out-of-pocket expenses incurred in connection with providing services in this role.

4.Purchases and Sales of Securities

For the year ended November 30, 2021, the cost of purchases and proceeds from sales of securities, excluding short-term investments, aggregated $139,447,945 and $103,891,523, respectively.

At November 30, 2021, the aggregate cost of securities for federal income tax purposes was $745,323,528, the aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost was $62,519,776 and the aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value was $6,749,531.

5.Common Stock

At November 30, 2021, 240,000,000 shares of $0.01 par value Common Stock were authorized.

The Fund has an effective “shelf” registration statement that allows it to issue shares of Common Stock periodically pursuant to Rule 415 under the Securities Act of 1933 (the “Shelf Registration Statement”). The Shelf Registration Statement permits the Fund to offer and sell Common Stock having an aggregate offering value of up to $200,000,000. Under the Investment Company Act of 1940, as amended (the “1940 Act”), the Fund generally may not sell Common Stock at a price below the current net asset value of such Common Stock, net of any distributing commission or discount. Accordingly, the Fund may be unable to issue Common Stock from time to time, particularly when the shares of Common Stock are trading at a discount to their net asset value. The Fund is not required to issue Common Stock pursuant to the Shelf Registration Statement and may choose not to do so.

The Fund has entered into an at-the-market sales agreement (the “Sales Agreement”) with Virtu Americas LLC (“Virtu”) under which Virtu acts as the Fund’s agent or principal for the offer and sale of the Common Stock. Virtu is entitled to compensation at a commission rate of up to 1.0% of the gross sales price per share sold under the Sales Agreement.

The aggregate dollar amount of Common Stock available under the Shelf Registration Statement as of November 30, 2021 was $174,120,121.

Flaherty & Crumrine Dynamic Preferred and Income Fund Incorporated

NOTES TO FINANCIAL STATEMENTS (Continued)

Common Stock transactions were as follow:

	Year Ended 11/30/2021		Year Ended 11/30/2020
	Shares	Amount	Shares	Amount
Shares issued under the Dividend Reinvestment and Cash Purchase Plan	48,540	$1,351,768	20,504	$511,304
Shares Sold through and net proceeds from Shelf Offering	877,988	$25,694,017	—	$—

Costs incurred by the Fund in connection with the Shelf Registration Statement are recorded as a prepaid expense and included in “Prepaid Expenses” on the Statement of Assets and Liabilities. These costs are amortized pro rata as Common Stock is sold and are recognized and presented net as a component of “Increase from shares issued under the at-the-market program” on the Statement of Changes in Net Assets. Any deferred offering costs remaining three years after effective date of the Shelf Registration will be expensed. Costs incurred by the Fund to keep the Shelf Registration current are expensed as incurred and recognized as a component of “Expenses: Other” on the Statement of Operations.

6.Preferred Stock

The Fund’s Articles of Incorporation authorize the issuance of up to 10,000,000 shares of $0.01 par value preferred stock. The Fund does not currently have any issued and outstanding shares of preferred stock.

7.Committed Financing Agreement

The Fund has entered into a committed financing agreement with BNP Paribas Prime Brokerage International, Ltd. (“Financing Agreement”) that allows the Fund to borrow on a secured basis, which the Fund uses in the normal course of business as financial leverage. Such leveraging tends to magnify both the risks and opportunities to Shareholders. As of November 30, 2021, the committed amount, and amount borrowed, under the Financing Agreement was $276.3 million.

Effective September 1, 2017, the lender charges an annualized rate of one-month LIBOR (reset monthly) plus 0.80% on the drawn (borrowed) balance. The lender’s charges on the undrawn (committed) balance remain unchanged at an annualized rate of 0.65%. For the year ended November 30, 2021, the daily weighted average annualized interest rate on the drawn balance was 0.907% and the average daily loan balance was $262,937,534. LIBOR rates may vary in a manner unrelated to the income received on the Fund’s assets, which could have either a beneficial or detrimental impact on net investment income and gains available to Shareholders.

The Fund is required to meet certain asset coverage requirements under the Financing Agreement and under the 1940 Act. In accordance with the asset coverage requirements, more than 50% of the Fund’s assets are expected to be pledged as collateral assuming the full committed amount is drawn. Securities pledged as collateral are identified in the portfolio of investments. If the Fund fails to meet these requirements, or maintain other financial covenants required under the Financing Agreement, the Fund may be required to repay immediately, in part or in full, the amount borrowed under the Financing Agreement. Additionally, failure to meet the foregoing requirements or covenants could restrict the Fund’s ability to pay dividends to Shareholders and could necessitate sales of portfolio

Flaherty & Crumrine Dynamic Preferred and Income Fund Incorporated

NOTES TO FINANCIAL STATEMENTS (Continued)

securities at inopportune times. The Financing Agreement has no stated maturity, but may be terminated by either party without cause with 180 days’ advance notice.

Under the terms of the Financing Agreement, the lender has the ability to borrow a portion of the securities pledged as collateral against the loan (“Rehypothecated Securities”), subject to certain limits. In connection with any Rehypothecated Securities, the Fund receives a fee from the lender equal to the greater of (x) 0.05% of the value of the Rehypothecated Securities and (y) 70% of net securities lending income. The Fund may recall any Rehypothecated Security at any time and the lender is required to return the security in a timely fashion. In the event the lender does not return the security, the Fund will have the right to, among other things, apply and set off an amount equal to 100% of the then-current fair market value of such Rehypothecated Securities against any loan amounts owed to the lender under the Financing Agreement. Rehypothecated Securities are marked- to-market daily and adjusted as necessary so the value of all Rehypothecated Securities does not exceed 100% of the loan amount under the Financing Agreement. The Fund will continue to earn and receive all dividends, interest, and other distributions on Rehypothecated Securities. As of November 30, 2021, Rehypothecated Securities are identified in the Portfolio of Investments, and fees earned from rehypothecation are included in the Statement of Operations. The Fund had rehypothecation income for the fiscal year ended November 30, 2021 of $82,326 and for the fiscal year ended November 30, 2020 of $99,917.

8.Subsequent Events

Management has evaluated the impact of all subsequent events on the Fund through the date the financial statements were issued, and has determined that there were no subsequent events requiring recognition or disclosure in the financial statements.

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Directors
Flaherty & Crumrine Dynamic Preferred and Income Fund Incorporated:

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of Flaherty & Crumrine Dynamic Preferred and Income Fund Incorporated (the ”Fund”), including the portfolio of investments, as of November 30, 2021, the related statements of operations and cash flows for the year then ended, the statements of changes in net assets available to common stock for each of the years in the two-year period then ended, and the related notes (collectively, the financial statements) and the financial highlights for each of the years in the five-year period then ended. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of November 30, 2021, the results of its operations and its cash flows for the year then ended, the changes in its net assets available to common stock for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Such procedures also included confirmation of securities owned as of November 30, 2021, by correspondence with the custodian. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more Flaherty & Crumrine Incorporated investment companies since 2001.

Boston, Massachusetts
January 20, 2022

Flaherty & Crumrine Dynamic Preferred and Income Fund Incorporated

ADDITIONAL INFORMATION (Unaudited)

Summary of Fund Expenses

The purpose of the following tables and example below is to help you understand the fees and expenses that you, as a holder of Common Shares, would bear directly or indirectly, from shares you own and shares sold under the Fund’s Shelf Registration Statement. The table reflects the use of leverage in the form of Borrowings in an amount equal to 33.9% of the Fund’s managed assets (after the leverage is incurred) and shows Fund expenses as a percentage of net assets attributable to Common Shares. The Fund’s actual expenses may vary from the estimated expenses shown in the table. The extent of the Fund’s assets attributable to leverage following an offering, and the Fund’s associated expenses, are likely to vary (perhaps significantly) from these assumptions.

Shareholder Transaction Expenses (Percentage of Offering Price)
Sales load paid by you (as a percentage of offering price)	1.00	%(1)
Offering Expenses borne by Common Shareholders	0.13%
Dividend reinvestment and cash purchase plan fees	None(2)

Annual Expenses (Percentage of Net Assets Attributable to Common Shares (Includes Leverage)(3))
Investment management fee(4)	0.78%
Interest payments on borrowed funds(5)	0.45%
Other expenses(6)	0.25%
Total annual Fund operating expenses	1.48%

(1)As of November 30, 2021, the Fund had an effective registration statement (“Shelf Registration Statement”) under which it may offer and sell additional Common Shares of the Fund. The maximum sales load for offerings made at-the-market under the Shelf Registration Statement is presently expected to be 1.00% of the offering price.

(2)There is no charge to participants for reinvesting dividends or capital gains distributions. The Fund’s dividend disbursing agent’s (the “Plan Agent”) service fee for handling the reinvestment of such dividends and capital gains distributions will be paid by the Fund. Shareholders will bear a proportionate share of brokerage commissions on all open market purchases. See “Dividend Reinvestment and Cash Purchase Plan.”

(3)For purposes of the Fee Table, the Fund’s net assets have been calculated as managed assets less the principal amount of Borrowings under the Financing Agreement. As of November 30, 2021, the Fund did not have any Preferred Shares outstanding nor is it party to any Reverse Repurchase Agreements.

(4)The Adviser receives a monthly management fee for its advisory services equal to an effective annual rate of 0.52% of the Fund’s average weekly total managed assets assuming the amount of leverage of 33.9% of the Fund’s managed assets is used.

(5)Interest expense assumes that leverage represents 33.9% of the Fund’s managed assets and is charged at an interest rate pursuant to the Financing Agreement. As of November 30, 2021, the annualized interest rate on the drawn balance was 0.890%.

(6)“Other expenses” are based upon estimated amounts for the current fiscal year.

Example (At-the-Market Transaction)

The following example illustrates the hypothetical expenses (including the sales load of $10.00 and estimated offering expenses of $1.30 on an at-the-market offering) that you would pay on a $1,000 investment in Common Shares, assuming (1) total net annual expenses of 1.48% of net assets attributable to Common Shares and (2) a 5% annual return:

1 Year	3 Years	5 Years	10 Years
$26	$58	$92	$187

Flaherty & Crumrine Dynamic Preferred and Income Fund Incorporated

ADDITIONAL INFORMATION (Unaudited) (Continued)

The example above should not be considered a representation of future expenses. Actual expenses may be higher or lower. The example assumes that the estimated “Other expenses” set forth in the Annual Expenses Table is accurate and that all dividends and distributions are reinvested at net asset value. Actual expenses may be greater or less than those assumed. Moreover, the Fund’s actual rate of return may be greater or less than the hypothetical 5% return shown in the example.

Price Range of Common Shares

The following table sets forth, for the quarters indicated, the highest and lowest daily closing prices on the NYSE per Common Share, and the NAV per Common Share and the premium to or discount from NAV, on the date of each of the high and low market prices. The table also sets forth the number of Common Shares traded on the NYSE during the respective quarters.

Quarter Ended	NYSE Market Price Per Common Share		NAV per Common Share on Date of Market Price		Premium/ (Discount) On Date of Market Price		Trading Volume
	High	Low	High	Low	High	Low
November 30, 2021	$29.40	$27.59	$27.98	$26.83	5.64%	2.26%	3,229,215
August 31, 2021	$30.22	$29.01	$27.91	$27.36	9.29%	5.03%	2,762,155
May 31, 2021	$31.42	$28.64	$27.30	$26.51	15.30%	6.00%	2,994,603
February 28, 2021	$30.18	$27.51	$27.13	$26.26	12.28%	3.73%	3,183,330
November 30, 2020	$28.28	$26.13	$26.53	$24.91	9.87%	2.47%	4,089,778
August 31, 2020	$26.94	$24.18	$25.61	$23.63	8.45%	1.91%	3,566,902
May 31, 2020	$26.68	$14.65	$26.64	$16.15	8.45%	(11.81%)	8,423,928
February 29, 2020	$28.20	$24.60	$27.61	$25.98	2.32%	(5.31%)	3,322,620

As of November 30, 2021, the NAV per Common Share of the Fund was $26.83 and the market price per Common Share was $27.59, representing a premium to NAV of 2.83%.

As of November 30, 2021, the Fund has outstanding 20,112,964 Common Shares.

Shares of closed-end investment companies frequently trade at a discount to their net asset value.  Because of this possibility and the recognition that any such discount may not be in the best interest of shareholders, the Fund’s Board of Directors might consider from time to time engaging in open market repurchases, tender offers for shares at net asset value or other programs intended to reduce the discount. We cannot guarantee or assure, however, that the Fund’s Board of Directors will decide to engage in any of these actions. Nor is there any guarantee or assurance that such actions, if undertaken, would result in shares trading at a price equal or close to net asset value per share. The Board of Directors may also consider converting the Fund to an open-end fund, which would require a vote of the shareholders of the Fund.

Flaherty & Crumrine Dynamic Preferred and Income Fund Incorporated

ADDITIONAL INFORMATION (Unaudited) (Continued)

Senior Securities

The following table sets forth information regarding the Fund’s outstanding senior securities as of the end of each of the Fund’s last ten fiscal years, as applicable.

Fiscal Year Ended November 30:	Total Debt Outstanding ($000)(1)	Asset Coverage per $1,000 of Debt(2)
2021	276,300	2,953
2020	252,200	3,017
2019	252,200	2,991
2018	252,200	2,749
2017	252,200	2,997
2016	241,300	2,916
2015	241,300	2,939
2014	235,500	3,018
2013	221,000	2,972

(1)See “Notes to Financial Statements – 7. Committed Financing Agreement.”

(2)Asset Coverage is calculated by subtracting the Fund’s total liabilities (excluding the loan) from the Fund’s total assets and dividing that amount by the loan outstanding in 000’s.

Effects of Leverage

As of November 30, 2021, the committed amount, and amount borrowed, under the Financing Agreement was $276.3 million. The lender currently charges an annualized rate of one-month LIBOR (reset monthly) plus 0.80% on the drawn (borrowed) balance. The lender charges an annualized rate of 0.65% on the undrawn (committed) balance. As of November 30, 2021, the annualized interest rate on the drawn balance was 0.890%.

Assuming the Fund uses leverage representing 33.9% of the Fund’s managed assets and is charged interest or involves payment at a rate set by an interest rate transaction at an annual average rate of approximately 0.890%, the income generated by the Fund’s portfolio (net of estimated expenses) must exceed 0.30% cover such interest payments or payment rates and other expenses specifically related to leverage. Of course, these numbers are merely estimates based on current market conditions, used for illustration. Actual dividend rates, interest, or payment rates may vary frequently and may be significantly higher or lower than the rate estimated above.

The following table is furnished in response to requirements of the SEC. It is designed to illustrate the effect of leverage on Common Share total return, assuming investment portfolio total returns (comprised of income and changes in the value of investments held in the Fund’s portfolio) of -10%, -5%, 0%, 5% and 10%. These assumed investment portfolio returns are hypothetical figures and are not necessarily indicative of the investment portfolio returns expected to be experienced by the Fund. The table assumes leverage in an aggregate amount equal to 33.9% of the Fund’s managed assets. See “Principal Risks of the Fund – Leverage Risk.”

If the Fund uses leverage, the amount of fees paid to the Adviser for its services will be higher than if the Fund does not use leverage because the fees paid are calculated on managed assets, which include assets purchased with leverage. Therefore, the Adviser has a financial incentive to use leverage, which creates a conflict of interest between

Flaherty & Crumrine Dynamic Preferred and Income Fund Incorporated

ADDITIONAL INFORMATION (Unaudited) (Continued)

the Adviser and Common Shareholders, as only the Common Shareholders would bear the fees and expenses incurred through the Fund’s use of leverage. The Fund’s willingness to use leverage, and the extent to which leverage is used at any time, will depend on many factors, including among other things, the Adviser’s assessment of the yield curve, interest rate trends, market conditions and other factors. See “Summary of Fund Expenses.”

Assumed Portfolio Total Return (net of expenses)	-10%	-5%	0%	5%	10%
Common Share Total Return	-15.59%	-8.02%	-0.46%	7.11%	14.67%

Common Share total return is comprised of two elements – the Common Share dividends paid by the Fund (the amount of which is largely determined by the net investment income of the Fund after paying interest expenses on the Fund’s Borrowings as described above and dividend payments on any Preferred Shares issued by the Fund) and gain and losses on the value of the securities the Fund owns. As required by the rules of the SEC, the table assumes the Fund is more likely to suffer capital losses than to enjoy capital appreciation. For example, to assume a total return of 0%, the Fund must assume that the income it receives on its investment is entirely offset by losses in the value of those securities (including the proceeds from a Reverse Repurchase Agreement).

Unresolved Staff Comments

The Fund does not believe that there are any material unresolved written comments, received 180 days or more before November 30, 2021 from the Staff of the SEC regarding any of the Fund’s periodic or current reports under the Securities Exchange Act or the Investment Company Act, or its Registration Statement.

Dividend Reinvestment and Cash Purchase Plan

Under the Fund’s Dividend Reinvestment and Cash Purchase Plan (the “Plan”), a Shareholder whose Common Stock is registered in his or her own name will have all distributions reinvested automatically by BNY Mellon as agent under the Plan, unless the Shareholder elects to receive cash. Registered Shareholders may elect to receive cash by contacting BNY Mellon at the number provided below. If shares are registered in the name of a broker-dealer or other nominee (that is, in “street name”) and the broker or nominee participates in the Plan, distributions may be reinvested by the broker or nominee in additional shares under the Plan, unless the Shareholder elects to receive distributions in cash. Shareholders may elect to receive cash by contacting their broker or nominee. A Shareholder who holds Common Stock registered in the name of a broker or other nominee may not be able to transfer the Common Stock to another broker or nominee and continue to participate in the Plan. Investors who own Common Stock registered in street name should consult their broker or nominee for details regarding reinvestment.

The number of shares of Common Stock distributed to participants in the Plan in lieu of a cash dividend is determined in the following manner. Whenever the market price per share of the Fund’s Common Stock is equal to or exceeds the net asset value per share on the valuation date, participants in the Plan will be issued new shares valued at the higher of net asset value or 95% of the then current market value. Otherwise, BNY Mellon will buy shares of the Fund’s Common Stock in the open market, on the New York Stock Exchange or elsewhere, on or shortly after the payment date of the dividend or distribution and continuing until the ex-dividend date of the Fund’s next distribution to holders of the Common Stock or until it has expended for such purchases all of the cash that would otherwise be payable to the participants. The number of purchased shares that will then be credited to the participants’ accounts will be based on the average per share purchase price of the shares so purchased, including brokerage commissions. If BNY Mellon commences purchases in the open market and the then current market price of the shares (plus any estimated

Flaherty & Crumrine Dynamic Preferred and Income Fund Incorporated

ADDITIONAL INFORMATION (Unaudited) (Continued)

brokerage commissions) subsequently exceeds their net asset value most recently determined before the completion of the purchases, BNY Mellon will attempt to terminate purchases in the open market and cause the Fund to issue the remaining dividend or distribution in shares. In this case, the number of shares received by the participant will be based on the weighted average of prices paid for shares purchased in the open market and the price at which the Fund issues the remaining shares. These remaining shares will be issued by the Fund at the higher of net asset value or 95% of the then current market value.

Plan participants are not subject to any charge for reinvesting dividends or capital gains distributions. Each Plan participant will, however, bear a proportionate share of brokerage commissions incurred with respect to BNY Mellon’s open market purchases in connection with the reinvestment of dividends or capital gains distributions. For the year ended November 30, 2021, there were no brokerage commissions incurred.

The automatic reinvestment of dividends and capital gains distributions will not relieve Plan participants of any income tax that may be payable on the dividends or capital gains distributions. A participant in the Plan will be treated for Federal income tax purposes as having received, on the dividend payment date, a dividend or distribution in an amount equal to the cash that the participant could have received instead of shares.

In addition to acquiring shares of Common Stock through the reinvestment of cash dividends and distributions, a shareholder may invest any further amounts from $100 to $3,000 semi-annually at the then current market price in shares purchased through the Plan. Such semi-annual investments are subject to any brokerage commission charges incurred by BNY Mellon under the Plan.

A shareholder whose Common Stock is registered in his or her own name may terminate participation in the Plan at any time by notifying BNY Mellon in writing, by completing the form on the back of the Plan account statement and forwarding it to BNY Mellon, or by calling BNY Mellon, directly. A termination will be effective immediately if notice is received by BNY Mellon not less than 10 days before any dividend or distribution record date. Otherwise, the termination will be effective, and only with respect to any subsequent dividends or distributions, on the first day after the dividend or distribution has been credited to the participant’s account in additional shares of the Fund. Upon termination and according to a participant’s instructions, BNY Mellon will either (a) issue certificates for the whole shares credited to the shareholder’s Plan account and a check representing any fractional shares or (b) sell the shares in the market. Shareholders who hold Common Stock registered in the name of a broker or other nominee should consult their broker or nominee to terminate participation.

The Plan is described in more detail in the Fund’s Plan brochure. Information concerning the Plan may be obtained from BNY Mellon at 1-866-351-7446.

Proxy Voting Policies and Proxy Voting Record on Form N-PX

The Fund files Form N-PX with its complete proxy voting record for the twelve months ended June 30th no later than August 31st of each year. The Fund filed its latest Form N-PX with the Securities and Exchange Commission (“SEC”) on August 5, 2021. This filing, as well as the Fund’s proxy voting policies and procedures, are available (i) without charge, upon request, by calling the Fund’s Transfer Agent at 1-866-351-7446 and (ii) on the SEC’s website at www.sec.gov. In addition, the Fund’s proxy voting policies and procedures are available on the Fund’s website at www.preferredincome.com.

Flaherty & Crumrine Dynamic Preferred and Income Fund Incorporated

ADDITIONAL INFORMATION (Unaudited) (Continued)

Portfolio Schedule on Form N-PORT

The Fund files a complete schedule of portfolio holdings with the SEC for the first and third fiscal quarters as an exhibit on Form N-PORT, the latest of which was filed for the quarter ended August 31, 2021. The Fund’s Form N-PORT is available on the SEC’s website at www.sec.gov. The Fund’s full portfolio holdings as of its first and third fiscal quarters will be made publicly available 60 days after the end of each quarter on www.sec.gov.

Supplementary Tax Information

Distributions to Common Stock Shareholders are characterized as follows for purposes of federal income taxes (as a percentage of total distributions). Individual Shareholders will receive a Form 1099-DIV in 2022 with information about the tax character of distributions they received in calendar year 2021.

	Individual Shareholder		Corporate Shareholder
	QDI	Ordinary Income	DRD	Ordinary Income
Fiscal Year 2021	85.15%	14.85%	38.43%	61.57%
Calendar Year 2021	85.00%	15.00%	38.48%	61.52%

Flaherty & Crumrine Dynamic Preferred and Income Fund Incorporated

ADDITIONAL INFORMATION (Unaudited) (Continued)

Information about Fund Directors and Officers

The business and affairs of the Fund are managed under the direction of the Fund’s Board of Directors. Information pertaining to the Directors and officers of the Fund is set forth below.

Name, Address, and Age	Current Position(s) Held with Fund	Term of Office and Length of Time Served*	Principal Occupation(s) During Past Five Years	Number of Funds In Fund Complex Overseen By Director**	Other Public Company Board Memberships During Past Five Years
NON-INTERESTED DIRECTORS:

Morgan Gust 301 E. Colorado Boulevard Suite 800 Pasadena, CA 91101 Age: 74	Lead Independent Director and Nominating and Governance Committee Chair	Class III Director since inception	Majority owner and Executive Manager of various entities engaged in commercial farming, agriculture and real estate.	5	None

David Gale 301 E. Colorado Boulevard Suite 800 Pasadena, CA 91101 Age: 72	Director	Class II Director since inception	President of Delta Dividend Group, Inc. (investments).	5	None

Karen H. Hogan 301 E. Colorado Boulevard Suite 800 Pasadena, CA 91101 Age: 60	Director and Audit Committee Chair	Class I Director since 2016†	Board Member, IKAR, a non-profit organization; Active Committee Member and Volunteer to several non-profit organizations.	5	None

*The Fund’s Board of Directors is divided into three classes, each class having a term of three years. Each year the term of office of one class expires and the successor or successors elected to such class serve for a three year term. The three year term for each class expires as follows:

Class I Director – three year term expires at the Fund’s 2023 Annual Meeting of Shareholders; director may continue in office until their successor is duly elected and qualifies.

Class II Director – three year term expires at the Fund’s 2024 Annual Meeting of Shareholders; director may continue in office until their successor is duly elected and qualifies.

Class III Directors – three year term expires at the Fund’s 2022 Annual Meeting of Shareholders; directors may continue in office until their successors are duly elected and qualify.

**Each Director also serves as a Director for Flaherty & Crumrine Preferred and Income Fund, Flaherty & Crumrine Preferred and Income Opportunity Fund, Flaherty & Crumrine Preferred and Income Securities Fund and Flaherty & Crumrine Total Return Fund.

†Ms. Hogan served as a Class II Director since inception - 2016.

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ADDITIONAL INFORMATION (Unaudited) (Continued)

Name, Address, and Age	Current Position(s) Held with Fund	Term of Office and Length of Time Served*	Principal Occupation(s) During Past Five Years	Number of Funds In Fund Complex Overseen By Director**	Other Public Company Board Memberships During Past Five Years
INTERESTED DIRECTOR and OFFICER:
R. Eric Chadwick(1) 301 E. Colorado Boulevard Suite 800 Pasadena, CA 91101 Age: 46	Director, Chairman of the Board, Chief Executive Officer and President	Class III Director since 2016	Portfolio Manager and President of Flaherty & Crumrine.	5	None

*The Fund’s Board of Directors is divided into three classes, each class having a term of three years. Each year the term of office of one class expires and the successor or successors elected to such class serve for a three year term. The three year term for each class expires as follows:

Class I Director – three year term expires at the Fund’s 2023 Annual Meeting of Shareholders; director may continue in office until their successor is duly elected and qualifies.

Class II Director – three year term expires at the Fund’s 2024 Annual Meeting of Shareholders; director may continue in office until their successor is duly elected and qualifies.

Class III Directors – three year term expires at the Fund’s 2022 Annual Meeting of Shareholders; directors may continue in office until their successors are duly elected and qualify.

**Each Director also serves as a Director for Flaherty & Crumrine Preferred and Income Fund, Flaherty & Crumrine Preferred and Income Opportunity Fund, Flaherty & Crumrine Preferred and Income Securities Fund, and Flaherty & Crumrine Total Return Fund.

(1)“Interested person” of the Fund as defined in the 1940 Act. Mr. Chadwick is considered an “interested person” because of his affiliation with Flaherty & Crumrine Incorporated, which acts as the Fund’s investment adviser.

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ADDITIONAL INFORMATION (Unaudited) (Continued)

Name, Address, and Age	Current Position(s) Held with Fund	Term of Office and Length of Time Served*	Principal Occupation(s) During Past Five Years
OFFICERS:

Chad C. Conwell 301 E. Colorado Boulevard Suite 800 Pasadena, CA 91101 Age: 49	Chief Compliance Officer, Vice President and Secretary	Since Inception	Executive Vice President, Chief Compliance Officer and Chief Legal Officer of Flaherty & Crumrine

Bradford S. Stone 47 Maple Street Suite 403 Summit, NJ 07901 Age: 62	Chief Financial Officer, Vice President and Treasurer	Since Inception	Portfolio Manager and Executive Vice President of Flaherty & Crumrine

Roger Ko 301 E. Colorado Boulevard Suite 800 Pasadena, CA 91101 Age: 47	Assistant Treasurer	Since 2014	Trader of Flaherty & Crumrine

Laurie C. Lodolo 301 E. Colorado Boulevard Suite 800 Pasadena, CA 91101 Age: 58	Assistant Compliance Officer, Assistant Treasurer and Assistant Secretary	Since Inception	Assistant Compliance Officer and Secretary of Flaherty & Crumrine

*Each officer serves until their successor is elected and qualifies or until their earlier resignation or removal.

Flaherty & Crumrine Dynamic Preferred and Income Fund Incorporated

INVESTMENT OBJECTIVE, POLICY & RISK (Unaudited)

Since the Fund’s last annual report to common stock shareholders, there have been no material changes to the Fund’s investment objective, policies or principal risk factors.

Investment Objective and Policies

The Fund’s investment objective is to seek total return, with an emphasis on high current income. The Fund’s investment objective is considered non-fundamental and may be changed by the Fund’s Board of Directors (the “Board of Directors”) without shareholder approval. However, the Fund’s investment objective and its 80% policy described below may only be changed upon 60 days’ prior written notice to the Fund’s shareholders.

Under normal market conditions, the Fund invests at least 80% of its Managed Assets (defined below) in a portfolio of preferred and other income-producing securities issued by U.S. and non-U.S. companies. Preferred and other income-producing securities may include, among other things, traditional preferred stock, trust preferred securities, hybrid securities that have characteristics of both equity and debt securities, contingent capital securities (“CoCos”), subordinated debt and senior debt. “Managed Assets” are the Fund’s net assets, plus the principal amount of loans from financial institutions or debt securities issued by the Fund, the liquidation preference of preferred stock issued by the Fund, if any, and the proceeds of any reverse repurchase agreements entered into by the Fund.

The Fund will invest, under normal market conditions, more than 25% of its total assets in the financials sector, which for this purpose is comprised of the bank, thrifts & mortgage finance, diversified financial services, finance, consumer finance, capital markets, asset management & custody, investment banking & brokerage, insurance, insurance brokerage and real estate investment trust (“REIT”) industries. From time to time, the Fund may have 25% or more of its total assets invested in any one of these industries. For example, the Fund could have more than 25% of its total assets in insurance companies, while at other times it could have that portion invested in banks. At all times, though, the Fund would have at least 25% of its total assets invested in the financials sector. In addition, the Fund also may focus its investments in other sectors or industries, such as (but not limited to) energy, industrials, utilities, communications and pipelines. The Adviser retains broad discretion to allocate the Fund’s investments as it deems appropriate considering current market and credit conditions.

The Fund may invest up to 100% of its Managed Assets in securities of U.S. companies, and may also invest up to 100% of its Managed Assets in securities of non-U.S. companies. In addition, the Fund may invest its Managed Assets in U.S. dollar-denominated American Depositary Receipts (“ADRs”), U.S. dollar-denominated foreign stocks traded on U.S. exchanges and U.S. dollar-denominated and non-U.S. dollar-denominated securities issued by companies organized or headquartered in foreign countries and/or doing significant business outside the United States.

The Fund will invest at least 80% of its Managed Assets in (i) investment grade quality securities or (ii) below investment grade quality securities of companies with investment grade senior unsecured debt outstanding, in either case determined at the time of purchase. In addition, for purposes of this 80% policy, such securities may include unrated securities that the Adviser deems to be comparable in quality to rated issues in which the Fund is authorized to invest. Some of the Fund’s Managed Assets may be invested in securities rated (or issued by companies rated) below investment grade at the time of purchase. Securities that are rated below investment grade are commonly referred to as “high yield” or “junk bonds.” Securities of below investment grade quality are regarded as having predominantly speculative characteristics with respect to capacity to pay dividends and interest and repayment of principal. Due to the risks involved in investing in securities of below investment grade quality, an investment in the Fund should be considered speculative.

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INVESTMENT OBJECTIVE, POLICY & RISK (Unaudited) (Continued)

The maturities of securities in which the Fund will invest generally will be longer-term (perpetual, in the case of many preferred securities and CoCos, and ten years or more for other preferred and debt securities); however, as a result of changing market conditions and interest rates, the Fund may also invest in shorter-term securities. The Fund can buy securities of any maturity or duration. Duration is the sensitivity, expressed in years, of the price of a fixed-income security to changes in the general level of interest rates (or yields). Securities with longer durations tend to be more sensitive to interest rate (or yield) changes than securities with shorter durations. For example, a three-year duration means a bond is expected to decrease in value by 3% if interest rates rise by 1% and increase in value by 3% if interest rates fall by 1%.

The portion of the Fund’s Managed Assets not invested in preferred and other income-producing securities may be invested in, among other securities, common stocks, money market instruments, money market mutual funds, asset-backed securities, and securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities (“Government Securities”) and such obligations which are subject to repurchase agreements and commercial paper. Depending on market conditions, these investments may at times have a higher or lower yield than preferred securities and other income-producing securities in which the Fund invests.

Unless designated as a “fundamental policy,” the investment limitations and policies of the Fund may be changed by the Board of Directors without shareholder approval.

Primary Investment Strategies and Techniques

Preferred Securities. Preferred securities share many investment characteristics with both bonds and common stock; therefore, the risks and potential rewards of investing in the Fund may at times be similar to the risks of investing in equity-income funds or both equity funds and bond funds. Similar to bonds, preferred securities, which generally pay fixed- or adjustable-rate dividends or interest to investors, have preference over common stock in the payment of dividends or interest and the liquidation of a company’s assets, which means that a company typically must pay dividends or interest on its preferred securities before paying any dividends on its common stock. On the other hand, like common stock, preferred securities are junior to all forms of the company’s debt, including both senior and subordinated debt, and the company can skip or defer dividend or interest payments for extended periods of time without triggering an event of default. Further, different types of preferred securities can be junior or senior to other types of preferred securities in both priority of payment of dividends or interest and/or the liquidation of a company’s assets.

Preferred securities can be structured differently for retail and institutional investors, and the Fund may purchase either structure. The retail segment is typified by $25 par securities that are listed on a stock exchange and which trade and are quoted with accreted dividend or interest income included in the price. The institutional segment is typified by $1,000 par value securities that are not exchange-listed, trade over-the-counter (“OTC”) and are quoted on a “clean” price, i.e., without accrued dividend or interest income included in the price.

While preferred securities can be issued with a final maturity date, others (including most traditional preferred stock) are perpetual in nature. In certain instances, a final maturity date may be extended and/or the final payment of principal may be deferred at the issuer’s option for a specified time without any adverse consequence to the issuer. No redemption can typically take place unless all cumulative payment obligations to preferred security investors have been met, although issuers may be able to engage in open-market repurchases without regard to any cumulative

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INVESTMENT OBJECTIVE, POLICY & RISK (Unaudited) (Continued)

dividends or interest payable, and many preferred securities are non-cumulative, whereby the issuer does not have an obligation to make up any arrearages to holders of such securities.

Debt Securities. The Fund may invest in a variety of debt securities, including corporate senior or subordinated debt securities and U.S. government securities. Corporate debt securities are fixed-income securities issued by businesses to finance their operations. The issuer pays the investor a fixed or variable rate of interest and normally must repay the amount borrowed on or before maturity. Notes, bonds, debentures and commercial paper are the most common types of corporate debt securities, with the primary difference being their maturities and secured or unsecured status.

Contingent Capital Securities. Contingent capital securities or “CoCos.” have features similar to preferred and other income producing securities but also include “loss absorption” or mandatory conversion provisions that make the securities more like equity. An automatic write-down or conversion event is typically triggered by a reduction in the capital level of the issuer, but may also be triggered by regulatory actions (e.g., a change in capital requirements) or by other factors.

Illiquid Securities. The Fund may invest without limit in instruments that lack a secondary trading market or are otherwise considered illiquid. Generally, illiquid securities are securities that cannot be disposed of within seven days in the ordinary course of business at approximately the value at which the Fund has valued the securities.

Principal Risks of the Fund

The Fund is a diversified, closed-end management investment company designed primarily as a long-term investment and not as a trading vehicle. The Fund is not intended to be a complete investment program and, due to the uncertainty inherent in all investments, there can be no assurance that the Fund will achieve its investment objective. Different risks may be more significant at different times depending on market conditions.

Market Events Risk. The market values of securities or other assets will fluctuate, sometimes sharply and unpredictably, due to changes in general market conditions, overall economic trends or events, governmental actions or intervention, actions taken by the U.S. Federal Reserve or foreign central banks, market disruptions caused by trade disputes or other factors, political developments, investor sentiment, the global and domestic effects of a pandemic, and other factors that may or may not be related to the issuer of the security or other asset. Economies and financial markets throughout the world are increasingly interconnected. Economic, financial or political events, trading and tariff arrangements, public health events, terrorism, natural disasters and other circumstances in one country or region could have profound impacts on global economies or markets. As a result, whether or not the Fund invests in securities of issuers located in or with significant exposure to the countries directly affected, the value and liquidity of the Fund’s investments may be negatively affected.

The rapid and global spread of COVID-19, has resulted in extreme volatility in the financial markets and severe declines in the market value of many investments; reduced liquidity of many instruments; restrictions on international and, in some cases, local travel; significant disruptions to business operations (including business closures); strained healthcare systems; disruptions to supply chains, consumer demand and employee availability; and widespread uncertainty regarding the duration and long- term effects of this pandemic. Some sectors of the economy and individual issuers have experienced particularly large losses. In addition, the COVID-19 pandemic may result in a sustained domestic or even global economic downturn or recession, domestic and foreign political and social instability, damage to diplomatic and international trade relations and increased volatility and/or decreased liquidity in the securities markets. Developing or emerging market countries may be more impacted by the COVID-19 pandemic

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INVESTMENT OBJECTIVE, POLICY & RISK (Unaudited) (Continued)

as they may have less established health care systems and may be less able to control or mitigate the effects of the pandemic. The impact of the COVID-19 pandemic will last for an extended period of time. The ultimate economic fallout from the pandemic, and the long-term impact on economies, markets, industries and individual issuers, are not known. The U.S. government and the Federal Reserve, as well as certain foreign governments and central banks, are taking extraordinary actions to support local and global economies and the financial markets in response to the COVID-19 pandemic, including by pushing interest rates to very low levels. These actions have resulted in significant expansion of public debt, including in the U.S. This and other government intervention into the economy and financial markets to address the COVID-19 pandemic may not work as intended, particularly if the efforts are perceived by investors as being unlikely to achieve the desired results. Government actions to mitigate the economic impact of the pandemic have resulted in a large expansion of government deficits and debt, the long-term consequences of which are not known. The COVID-19 pandemic could adversely affect the value and liquidity of the Fund’s investments, impair the Fund’s ability to satisfy asset-coverage requirements under its Financing Agreement, and negatively impact the Fund’s performance. In addition, the outbreak of COVID-19, and measures taken to mitigate its effects, could result in disruptions to the services provided to the Fund by its service providers.

Preferred, Contingent Capital and Other Subordinated Securities Risk. Preferred, contingent capital and other subordinated securities rank lower than bonds and other debt instruments in a company’s capital structure and therefore are subject to greater credit risk than those debt instruments. Distributions on some types of these securities may also be skipped or deferred by issuers without causing a default. Finally, some of these securities typically have special redemption rights that allow the issuer to redeem the security at par earlier than scheduled. If this occurs, the Fund may be forced to reinvest in lower yielding securities.

Contingent Capital Securities Risk. Contingent capital securities or “CoCos” have features and risks similar to preferred and other income producing securities but also include “loss absorption” or mandatory conversion provisions and restrictions on dividend or interest payments that make the securities more like equity. This is particularly true in the financial sector, the largest preferred issuer segment.

In one version of a CoCo, the security has loss absorption characteristics whereby the liquidation value of the security may be adjusted downward to below the original par value (even to zero) under certain circumstances. This may occur, for instance, in the event that business losses have eroded capital to a substantial extent. The write down of the par value would occur automatically and would not entitle the holders to seek bankruptcy of the company. In addition, an automatic write-down could result in a reduced income rate if the dividend or interest payment is based on the security’s par value. Such securities may, but are not required to, provide for circumstances under which the liquidation value may be adjusted back up to par, such as an improvement in capitalization and/or earnings.

Another version of a CoCo provides for mandatory conversion of the security into common shares of the issuer under certain circumstances. The mandatory conversion might relate, for instance, to maintenance of a capital minimum, whereby falling below the minimum would trigger automatic conversion. Since the common stock of the issuer may not pay a dividend, investors in these instruments could experience a reduced income rate, potentially to zero, and conversion would deepen the subordination of the investor, hence worsening the Fund’s standing in a bankruptcy. In addition, some such instruments also provide for an automatic write-down if the price of the common stock is below the conversion price on the conversion date.

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INVESTMENT OBJECTIVE, POLICY & RISK (Unaudited) (Continued)

An automatic write-down or conversion event is typically triggered by a reduction in the capital level of the issuer, but may also be triggered by regulatory actions (e.g., a change in capital requirements) or by other factors. In addition, interest or dividend payments may be reduced or eliminated if certain earnings or capital levels are breached.

Trust Preferred Securities Risk. Some preferred securities are issued by trusts or other special purpose entities established by operating companies and are not a direct obligation of an operating company. In some cases, when investing in hybrid-preferred securities issued by trusts or other special purpose entities, the Fund may not have recourse against the operating company in the event that the trust or other special purpose entity cannot pay the obligation and therefore, the Fund may lose some or all of the value of its investments in the hybrid-preferred security.

Concentration Risk. The Fund invests 25% or more of its total assets in the financials sector. This policy makes the Fund more susceptible to adverse economic or regulatory occurrences affecting the financials sector.

Financials Sector Risk. The financials sector is especially subject to the adverse effects of economic recession, currency exchange rates, government regulation, decreases in the availability of capital, volatile interest rates, portfolio concentrations in geographic markets and in commercial and residential real estate loans, and competition from new entrants in their fields of business.

U.S. and foreign laws and regulations require banks and bank holding companies to maintain minimum levels of capital and liquidity and to establish loan loss reserves. A bank’s failure to maintain specified capital ratios may trigger dividend restrictions, suspensions on payments on subordinated debt, preferred securities and contingent capital securities, and limitations on growth. Bank regulators have broad authority in these instances and can ultimately impose sanctions, such as imposing resolution authority, conservatorship or receivership, on such non-complying banks even when these banks continue to be solvent, thereby possibly resulting in the elimination of stockholders’ equity. Unless a bank holding company has subsidiaries other than banks that generate substantial revenues, the holding company’s cash flow and ability to declare dividends may be impaired severely by restrictions on the ability of its bank subsidiaries to declare dividends or ultimately to redeem its securities (as they mature).

Similarly, U.S. and foreign laws and regulations require insurance companies to maintain minimum levels of capital and liquidity. An insurance company’s failure to maintain these capital ratios may also trigger dividend restrictions, suspensions on payments of subordinated debt, and limitations on growth. Insurance regulators (at the state-level in the United States) have broad authority in these instances and can ultimately impose sanctions, including conservatorship or receivership, on such non-complying insurance companies even when these companies continue to be solvent, thereby possibly resulting in the elimination of shareholders’ equity. In addition, insurance regulators have extensive authority in some categories of insurance of approving premium levels and setting required levels of underwriting.

Companies engaged in stock brokerage, commodity brokerage, investment banking, investment management or related investment advisory services are closely tied economically to the securities and commodities markets and can suffer during a decline in either market. These companies also are subject to the regulatory environment and changes in regulations, pricing pressure, the availability of funds to borrow and interest rates.

Credit Risk. Credit risk is the risk that an issuer of a security will be unable or unwilling to make dividend, interest and principal payments when due and the related risk that the value of a security may decline because of concerns about the issuer’s ability to make such payments. Credit risk may be heightened for the Fund because the Fund may invest in “high yield” or “high risk” securities; such securities, while generally offering higher yields than investment grade

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INVESTMENT OBJECTIVE, POLICY & RISK (Unaudited) (Continued)

securities with similar maturities, involve greater risks, including the possibility of default or bankruptcy, and are regarded as predominantly speculative with respect to the issuer’s capacity to pay dividends and interest and repay principal.

High Yield Securities Risk. Although high yield securities generally pay higher rates of interest than investment grade securities, high yield securities are high-risk investments that may cause income and principal losses for the Fund. High yield securities may be issued by less creditworthy issuers. Issuers of high yield securities may have a larger amount of outstanding debt relative to their assets than issuers of investment grade securities. In the event of an issuer’s bankruptcy, claims of other creditors may have priority over the claims of high yield bond holders, for example, leaving few or no assets available to repay high yield bond holders. Prices of high yield securities are subject to extreme price fluctuations. Adverse changes in an issuer’s industry and general economic conditions may have a greater impact on the prices of high yield securities than on other higher rated fixed-income securities. Issuers of high yield securities may be unable to meet their interest or principal payment obligations because of an economic downturn, specific issuer developments, or the unavailability of additional financing. High yield securities frequently have redemption features that permit an issuer to repurchase the security from the Fund before it matures. If the issuer redeems high yield securities, the Fund may have to invest the proceeds in securities with lower yields and may lose income. High yield securities may be less liquid than higher rated fixed-income securities, even under normal economic conditions. There may be significant differences in the prices quoted for high yield securities by dealers in the market. Because they are less liquid, judgment may play a greater role in valuing certain of the Fund’s securities than is the case with securities trading in a more liquid market. The Fund may incur expenses to the extent necessary to seek recovery upon default or to negotiate new terms with a defaulting issuer. The credit rating of a high yield security does not necessarily address its market value risk. Ratings and market value may change from time to time, positively or negatively, to reflect new developments regarding the issuer.

Credit Agency Risk. Credit ratings are determined by credit rating agencies and are the opinions of such entities. A rating assigned by a rating agency is not an absolute standard of credit quality and does not evaluate a security’s market risk or liquidity. Any shortcomings or inefficiencies in credit rating agencies’ processes for determining credit ratings may adversely affect the credit ratings of securities held by the Fund and, as a result, may adversely affect those securities’ perceived or actual credit risk.

Interest Rate and Duration Risk. Interest rate risk is the risk that securities will decline in value because of changes in market interest rates. For fixed rate securities, when market interest rates rise, the market value of such securities generally will fall. Investments in fixed rate securities with long-term maturities may experience significant price declines if long-term interest rates increase. During periods of rising interest rates, the average life of certain types of securities may be extended because of slower than expected redemptions or prepayments. This may lock in a below-market yield, increase the security’s sensitivity to changes in interest rates (“duration”) and further reduce the value of the security. Fixed rate securities with longer durations tend to be more volatile than securities with shorter durations. The duration of a security will be expected to change over time with changes in market factors and time to maturity.

The market value of floating-rate and fixed-to-floating rate securities may fall in a declining interest rate environment and may also fall in a rising interest rate environment if there is a lag between the rise in interest rates and the interest rate reset. A secondary risk associated with declining interest rates is the risk that income earned by the Fund on floating-rate and fixed-to-floating rate securities may decline due to lower coupon payments on floating-rate securities.

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LIBOR Risk. Many financial instruments use or may use a floating rate based on the London Interbank Offered Rate, or “LIBOR,” which is the offered rate for short-term Eurodollar deposits between major international banks. Over the course of the last several years, global regulators have indicated an intent to phase out the use of LIBOR and similar interbank offering rates (IBOR). There remains uncertainty regarding the nature of any replacement rates for LIBOR and the other IBORs as well as around fallback approaches for instruments extending beyond any phaseout of these reference rates. The lack of consensus around replacement rates and the uncertainty of the phaseout of LIBOR and other IBORs may result in increased volatility in securities or other instruments in which the Fund invests as well as loan facilities used by the Fund.

The potential effect of a transition away from LIBOR on the Fund or the financial instruments in which the Fund invests cannot yet be determined. The elimination of LIBOR or changes to other reference rates or any other changes or reforms to the determination or supervision of reference rates could have an adverse impact on the market for, or value of, any securities or payments linked to those reference rates, which may adversely affect the Fund’s performance and/or net asset value. Certain proposed replacement rates to LIBOR, such as the Secured Overnight Financing Rate (“SOFR”), are materially different from LIBOR, and changes in the applicable spread for instruments previously linked to LIBOR will need to be made in order for instruments to pay similar rates. Uncertainty and risk also remain regarding the willingness and ability of issuers and lenders to include revised provisions in new and existing contracts or instruments. Consequently, the transition away from LIBOR to other reference rates may lead to reduced income received by the Fund, higher rates required to be paid by the Fund on credit facilities due to increases in spreads, increased volatility and illiquidity in markets that are tied to LIBOR, fluctuations in values of LIBOR-related investments or investments in issuers that utilize LIBOR, increased difficulty in borrowing or refinancing and diminished effectiveness of any hedging strategies, adversely affecting the Fund’s performance. Furthermore, the risks associated with the expected discontinuation of LIBOR and transition may be exacerbated if the work necessary to effect an orderly transition to an alternative reference rate is not completed in a timely manner. Because the usefulness of LIBOR and the other IBORs as benchmarks could deteriorate during the transition period, these effects could be experienced until the anticipated discontinuance date in 2023 for the majority of the LIBOR rates.

Liquidity Risk. The Fund may invest, without limit, in illiquid securities. From time to time, certain securities held by the Fund may have limited marketability and may be difficult to sell at favorable times or prices. It is possible that certain securities held by the Fund will not be able to be sold in sufficient amounts or in a sufficiently timely manner to raise the cash necessary to meet the Fund’s obligations, including potential repayment of leverage borrowings, if any.

Foreign Investment Risk. Because the Fund may invest its assets in foreign instruments, the value of Fund shares can be adversely affected by political and economic developments abroad. Foreign markets may be smaller, less liquid and more volatile than the major markets in the United States, and as a result, Fund share values may be more volatile. Trading in foreign markets typically involves higher expense than trading in the United States. The Fund may have difficulties enforcing its legal or contractual rights in a foreign country.

Reinvestment Risk. Reinvestment risk is the risk that income from the Fund’s portfolio will decline if the Fund invests proceeds from matured, traded or redeemed securities at market interest rates that are below the Fund portfolio’s current earnings rate. For example, during periods of declining interest rates, the issuer of a security may exercise its option to redeem a security, causing the Fund to reinvest the proceeds into lower-yielding securities, which may result in a decline in the Fund’s income and distributions to Common Shareholders.

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INVESTMENT OBJECTIVE, POLICY & RISK (Unaudited) (Continued)

Selection Risk. Selection risk is the risk that the securities selected by Fund management will under-perform the markets, the relevant indices or the securities selected by other funds with similar investment objectives and investment strategies.

Management Risk. The Fund is an actively managed portfolio and its success depends upon the investment skills and analytical abilities of the Adviser to develop and effectively implement strategies that achieve the Fund’s investment objective. Decisions made by the Adviser may cause the Fund to incur losses or to miss profit opportunities.

Leverage Risk. Leverage is a speculative technique and there are special risks and costs associated with leveraging. There is no assurance that leveraging strategy will be successful. Leverage involves risks and special considerations for holders of Common Shares, including: the likelihood of greater volatility of net asset value, market price and dividend rate of the Common Shares than a comparable portfolio without leverage; the risk that fluctuations in the interest or dividend rates that the Fund must pay on any leverage will reduce the return on the holders of the Common Shares; the effect of leverage in a declining market, which is likely to cause a greater decline in the net asset value of the Common Shares than if the Fund were not leveraged, which may result in a greater decline in the market price of the Common Shares; when the Fund uses financial leverage, the management fees payable to the Adviser will be higher than if the Fund did not use leverage; and leverage may increase operating costs, which may reduce total return.

Risk of Market Price Discount from Net Asset Value. Shares of closed-end funds frequently trade at a discount from their net asset value. This characteristic is a risk separate and distinct from the risk that net asset value could decrease as a result of investment activities. We cannot predict whether the Common Shares will trade at, above or below net asset value.

Valuation Risk. Unlike publicly traded common stock that trades on national exchanges, there is no central place or exchange for trading some of the preferred and other income securities owned by the Fund. Preferred, contingent capital and debt securities generally trade on an OTC market which may be anywhere in the world where the buyer and seller can settle on a price. Due to the lack of centralized information and trading, the valuation of these securities may carry more risk than that of common stock. Uncertainties in the conditions of the financial market, unreliable reference data, lack of transparency and inconsistency of valuation models and processes may lead to inaccurate asset pricing.

Cybersecurity Risk. Cybersecurity incidents, both intentional and unintentional, may allow an unauthorized party to gain access to Fund assets, Fund or customer data (including private shareholder information), or proprietary information, cause the Fund, the Adviser, and/or their service providers (including, but not limited to, fund accountants, custodians, sub-custodians, transfer agents and financial intermediaries) to suffer data breaches, data corruption or loss of operational functionality or prevent fund investors from purchasing, redeeming or exchanging shares or receiving distributions. The Fund and the Adviser have limited ability to prevent or mitigate cybersecurity incidents affecting third party service providers, and such third-party service providers may have limited indemnification obligations to the Fund or the Adviser. Cybersecurity incidents may result in financial losses to the Fund and its shareholders, and substantial costs may be incurred in order to prevent any future cybersecurity incidents. Issuers of securities in which the Fund invests are also subject to cybersecurity risks, and the value of these securities could decline if the issuers experience cybersecurity incidents.

Given the risks described above, an investment in the Fund’s Common Shares may not be appropriate for all investors. You should carefully consider your ability to assume these risks before making an investment in the Fund.

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INVESTMENT OBJECTIVE, POLICY & RISK (Unaudited) (Continued)

Portfolio Managers

The portfolio managers of the Fund are R. Eric Chadwick and Bradford S. Stone. Since the Fund’s last annual report to common stock shareholders, there have been no changes in the persons who are primarily responsible for the day-to-day management of the Fund’s portfolio.

Fund Organizational Structure

Since the Fund’s last annual report to common stock shareholders, there have been no changes in the Fund’s Articles of Incorporation or By-laws that would delay or prevent a change of control of the Fund.

This report is sent to shareholders of Flaherty & Crumrine Dynamic Preferred and Income Fund Incorporated for their information. It is not a Prospectus, circular or representation intended for use in the purchase or sale of shares of the Fund or of any securities mentioned in this report.

Directors

R. Eric Chadwick, CFA
Chairman of the Board

Morgan Gust

David Gale

Karen H. Hogan

Officers

R. Eric Chadwick, CFA
Chief Executive Officer
and President

Chad C. Conwell
Chief Compliance Officer,
Vice President and Secretary

Bradford S. Stone
Chief Financial Officer,
Vice President and Treasurer

Roger W. Ko
Assistant Treasurer

Laurie C. Lodolo
Assistant Compliance Officer,
Assistant Treasurer and
Assistant Secretary

Investment Adviser

Flaherty & Crumrine Incorporated
e-mail: flaherty@pfdincome.com

Servicing Agent

Destra Capital Advisors LLC
1-877-855-3434

Questions concerning your shares of Flaherty & Crumrine Dynamic Preferred and Income Fund?

•If your shares are held in a Brokerage Account, contact your Broker.

•If you have physical possession of your shares in certificate form, contact the Fund’s Transfer Agent —

BNY Mellon c/o Computershare
P.O. Box 505000,
Louisville, KY, 40233-5000,
United States
1-866-351-7446 (U.S. toll-free) or
+1 (201) 680 6578 (International)

(b)	Not applicable.

Item 2. Code of Ethics.

(a)	The registrant, as of the end of the period covered by this report, has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(c)	There have been no amendments, during the period covered by this report, to a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics description.

(d)	The registrant has not granted any waivers, including an implicit waiver, from a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, that relates to one or more of the items set forth in paragraph (b) of this item’s instructions.

Item 3. Audit Committee Financial Expert.

As of the end of the period covered by the report, the registrant’s board of directors has determined that David Gale, Morgan Gust and Karen H. Hogan are each qualified to serve as an audit committee financial expert serving on its audit committee and that they all are “independent,” as defined by the Securities and Exchange Commission.

Item 4. Principal Accountant Fees and Services.

Audit Fees

(a)	The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years are $53,550 for 2021 and $50,500 for 2020.

Audit-Related Fees

(b)	The aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant's financial statements and are not reported under paragraph (a) of this Item are $0 for 2021 and $0 for 2020.

Tax Fees

(c)	The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning are $10,030 for 2021 and $9,465 for 2020. Services included the preparation and review of federal and state tax returns, excise tax returns, and tax distribution requirements.

All Other Fees

(d)	The aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item are $26,000 for 2021 and $0 for 2020.

(e)(1)	The Fund’s Audit Committee Charter states that the Audit Committee shall have the duty and power to pre-approve all audit and non-audit services to be provided by the auditors to the Fund, and all non-audit services to be provided by the auditors to the Fund’s investment adviser and any service providers controlling, controlled by or under common control with the Fund’s investment adviser that provide ongoing services to the Fund, if the engagement relates directly to the operations and financial reporting of the Fund.

(e)(2)	The percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X are as follows:

(b) N/A

(c) 0%

(d) N/A

(f)	The percentage of hours expended on the principal accountant's engagement to audit the registrant's financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant's full-time, permanent employees was 0.

(g)	The aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant was $0 for 2021 and $0 for 2020.

(h)	Not applicable.

Item 5. Audit Committee of Listed Registrants.

(a)	The registrant has a separately designated audit committee consisting of all the independent directors of the registrant. The members of the audit committee are: David Gale, Morgan Gust and Karen H. Hogan.

(b)	Not applicable.

Item 6. Investments.

(a)	Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the report to shareholders filed under Item 1(a) of this form.

(b)	Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

The Proxy Voting Policies are set forth below.

ADVISER PROXY VOTING POLICIES AND PROCEDURES

Flaherty & Crumrine Incorporated (“FCI”) acts as discretionary investment adviser for various clients, including the following eight pooled investment vehicles (the “Funds”):

As adviser to the “U.S. Funds”	Flaherty & Crumrine Preferred and Income Fund Incorporated
Flaherty & Crumrine Preferred and Income Opportunity Fund Incorporated
Flaherty & Crumrine Preferred and Income Securities Fund Incorporated
Flaherty & Crumrine Total Return Fund Incorporated
Flaherty & Crumrine Dynamic Preferred and Income Fund Incorporated

As sub-adviser to the “Canadian Funds”	Flaherty & Crumrine Investment Grade Preferred Income Fund

As sub-adviser to the “ETF”	Brompton Flaherty & Crumrine Investment Grade Preferred ETF

As sub-adviser to the “Mutual Fund”	Destra Flaherty & Crumrine Preferred and Income Fund

FCI’s authority to vote proxies for its clients is established through the delegation of discretionary authority under its investment advisory contracts and the U.S. Funds have adopted these policies and procedures for themselves.

Purpose

These policies and procedures are designed to satisfy FCI’s duties of care and loyalty to its clients with respect to monitoring corporate events and exercising proxy authority in the best interests of such clients.

In connection with this objective, these policies and procedures are designed to deal with potential complexities which may arise in cases where FCI’s interests conflict or appear to conflict with the interests of its clients.

These policies and procedures are also designed to communicate with clients the methods and rationale whereby FCI exercises proxy voting authority.

This document is available to any client or Fund shareholder upon request and FCI will make available to such clients and Fund shareholders the record of FCI’s votes promptly upon request and to the extent required by Federal law and regulations.

Fundamental Standard

FCI will be guided by the principle that, in those cases where it has proxy voting authority, it will vote proxies, and take such other corporate actions, consistent with the interest of its clients in a manner free of conflicts of interest.

General

These policies and procedures apply only where the client has granted discretionary authority with respect to proxy voting. Where FCI does not have authority, it will keep appropriate written records evidencing that such discretionary authority has not been granted.

FCI may choose not to keep written copies of proxy materials that are subject to SEC regulation and maintained in the SEC’s EDGAR database. In other instances, FCI will keep appropriate written records in its files or in reasonably accessible storage.

Similarly, FCI will keep in its files, or reasonably accessible storage, work papers and other materials that were significant to FCI in making a decision how to vote.

For purposes of decision making, FCI will assume that each ballot for which it casts votes is the only security of an issuer held by the client. Thus, when casting votes where FCI may have discretionary authority with regard to several different securities of the same issuer, it may vote securities “in favor” for those securities or classes where FCI has determined the matter in question to be beneficial while, at the same time, voting “against” for those securities or classes where FCI has determined the matter to be adverse. Such cases occasionally arise, for example, in those instances where a vote is required by both common and preferred shareholders, voting as separate classes, for a change in the terms regarding preferred stock issuance.

FCI will reach its voting decisions independently, after appropriate investigation. It does not generally intend to delegate its decision making or to rely on the recommendations of any third party, although it may take such recommendations into consideration. FCI may consult with such other experts, such as CPA’s, investment bankers, attorneys, etc., as it regards necessary to help it reach informed decisions.

FCI may determine not to vote a proxy for a debt or equity security: if (1) the effect on the applicable client’s economic interests or the value of the portfolio holding is insignificant in relation to its portfolio; (2) the cost of voting the proxy outweighs the possible benefit to the applicable client, including without limitation situations where a jurisdiction imposes share blocking restrictions which may affect the ability to effect transactions in the related securities; or (3) FCI otherwise has determined that it is consistent with its fiduciary obligations not to vote the proxy.

Ultimately, all voting decisions are made on a case-by-case basis, taking relevant considerations into account.

Voting of Common Stock Proxies

FCI categorizes matters as either routine or non-routine, which definition may or may not precisely conform to the definitions set forth by securities exchanges or other bodies categorizing such matters. Routine matters would include such things as the voting for directors and the ratification of auditors and most shareholder proposals regarding social, environmental, and corporate responsibility matters. FCI normally will vote in favor of management’s recommendations on these routine matters.

Non-routine matters might include, without limitation, such things as (1) amendments to management incentive plans, (2) the authorization of additional common or preferred stock, (3) initiation or termination of barriers to takeover or acquisition, (4) mergers or acquisitions, (5) changes in the state of incorporation, (6) corporate reorganizations, and (7) “contested” director slates. Non-routine matters will be voted on a case-by-case basis.

Voting of Preferred Stock Proxies and Exercising Consent Rights of Debt Securities

Preferred securities generally have voting rights only in the event that the issuer has not made timely payments of income and principal to shareholders or in the event that a corporation desires to effectuate some change in its articles of incorporation which might modify the rights of preferred stockholders.

Similarly, debt securities typically do not have express voting rights; however, issuers may seek consents to amendments of covenants or rights of the debt holders.

In deciding upon non-routine matters, having to do with the modification of the rights or protections, FCI will attempt, wherever possible, to assess the costs and benefits of such modifications.

In the case of the election of directors when timely payments to preferred shareholders have not been made (“contingent voting”), FCI will cast its votes on a case-by-case basis after investigation of the qualifications and independence of the persons standing for election.

Routine matters regarding preferred stock are the exception, rather than the rule, and typically arise when the preferred and common shareholders vote together as a class on such matters as election of directors. FCI will vote on a case-by-case basis, reflecting the principles set forth elsewhere in this document. However, in those instances (1) where the common shares of an issuer are held by a parent company and (2) where, because of that, the election outcome is not in doubt, FCI does not intend to vote such proxies since the time and costs would outweigh the benefits.

Actual and Apparent Conflicts of Interest

Potential conflicts of interest between FCI and FCI’s clients may arise when FCI’s relationships with an issuer or with a related third party conflict or appear to conflict with the best interests of FCI’s clients.

FCI will indicate in its voting records available to clients whether or not a material conflict exists or appears to exist. In addition, FCI will communicate with the client (which means the independent Directors or Director(s) they may so designate in the case of the U.S. Funds and the investment adviser in the case of the Canadian Funds or the Mutual Fund) in instances when a material conflict of interest may be apparent. FCI must describe the conflict to the client and state FCI’s voting recommendation and the basis therefor. If the client considers there to be a reasonable basis for the proposed vote notwithstanding the conflict or, in the case of the Funds, that the recommendation was not affected by the conflict (without considering the merits of the proposal), FCI will vote in accordance with the recommendation it had made to the client.

In all such instances, FCI will keep reasonable documentation supporting its voting decisions and/or recommendations to clients.

Amendment of the Policies and Procedures

These policies and procedures may be modified at any time by action of the Board of Directors of FCI but will not become effective, in the case of the U.S. Funds, unless they are approved by majority vote of the non-interested directors of the U.S. Funds. Any such modifications will be sent to FCI’s clients by mail and/or other electronic means in a timely manner. These policies and procedures, and any amendments hereto, will be posted on the U.S. Funds’ websites and will be disclosed in reports to shareholders as required by law.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

The following paragraphs provide certain information with respect to the portfolio managers of the Fund and the material conflicts of interest that may arise in connection with their management of the investments of the Fund, on the one hand, and the investments of other client accounts for which they have responsibility, on the other hand. Certain other potential conflicts of interest with respect to personal trading and proxy voting are discussed above under “Item 2 - Code of Ethics” and “Item 7 - Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.”

(a)(1) Portfolio Managers

R. Eric Chadwick and Bradford S. Stone jointly serve as the Portfolio Managers of the Fund. Additional biographical information about the Portfolio Managers is available in the Annual Report included in Response to Item 1 above.

(a)(2) Other Accounts Managed By Portfolio Managers

The tables below illustrate other accounts where each of the above-mentioned two Portfolio Managers has significant day-to-day management responsibilities as of November 30, 2021:

Name of Portfolio Manager or Team Member	Type of Accounts	Total # of Accounts Managed	Total Assets (mm)	# of Accounts Managed for which Advisory Fee is Based on Performance

1. R. Eric Chadwick	Other Registered Investment Companies:	5	$2,650	0
	Other Pooled Investment Vehicles:	2	$148	0
	Other Accounts:	10	$1,187	0

2. Bradford S. Stone	Other Registered Investment Companies:	5	$2,650	0
	Other Pooled Investment Vehicles:	2	$148	0
	Other Accounts:	10	$1,187	0

Potential Conflicts of Interest

In addition to the Fund, the Portfolio Managers jointly manage accounts for four other closed-end funds, one mutual fund, two Canadian funds and other institutional clients. As a result, potential conflicts of interest may arise as follows:

●	Allocation of Limited Time and Attention. The Portfolio Managers may devote unequal time and attention to the management of all accounts. As a result, the Portfolio Managers may not be able to formulate as complete a strategy or identify equally attractive investment opportunities for each of those accounts as might be the case if they were to devote substantially more attention to the management of one account.

●	Allocation of Limited Investment Opportunities. If the Portfolio Managers identify an investment opportunity that may be suitable for multiple accounts, the Fund may not be able to take full advantage of that opportunity because the opportunity may need to be allocated among other accounts.

●	Pursuit of Differing Strategies. At times, the Portfolio Managers may determine that an investment opportunity may be appropriate for only some accounts or may decide that certain of these accounts should take differing positions (i.e., may buy or sell the particular security at different times or the same time or in differing amounts) with respect to a particular security. In these cases, the Portfolio Manager may place separate transactions for one or more accounts which may affect the market price of the security or the execution of the transaction, or both, to the detriment of one or more other accounts.

●	Variation in Compensation. A conflict of interest may arise where the financial or other benefits available to the Portfolio Manager differ among accounts. While the Adviser only charges fees based on assets under management and does not receive a performance fee from any of its accounts, and while it strives to maintain uniform fee schedules, it does have different fee schedules based on the differing advisory services required by some accounts. Consequently, though the differences in such fee rates are slight, the Portfolio Managers may be motivated to favor certain accounts over others. In addition, the desire to maintain assets under management or to derive other rewards, financial or otherwise, could influence the Portfolio Managers in affording preferential treatment to those accounts that could most significantly benefit the Adviser.

The Adviser and the Fund have adopted compliance policies and procedures that are designed to address the various conflicts of interest that may arise for the Adviser and its staff members. However, there is no guarantee that such policies and procedures will be able to detect and prevent every situation in which an actual or potential conflict may arise.

(a)(3) Portfolio Manager Compensation

Compensation is paid solely by the Adviser. Each Portfolio Manager receives the same fixed salary. In addition, each Portfolio Manager receives a bonus based on peer reviews of his performance and the total net investment advisory fees received by Flaherty & Crumrine Incorporated (which are in turn based on the value of its assets under management). The Portfolio Managers do not receive deferred compensation, but participate in a profit-sharing plan available to all employees of the Adviser; amounts are determined as a percentage of the employee’s eligible compensation for a calendar year based on IRS limitations. Each Portfolio Manager is also a shareholder of Flaherty & Crumrine Incorporated and receives quarterly dividends based on his equity interest in the company.

(a)(4) Disclosure of Securities Ownership

The following indicates the dollar range of beneficial ownership of shares by each Portfolio Manager as of November 30, 2021:

Name	Dollar Range of Fund Shares Beneficially Owned*
R. Eric Chadwick	$500,001-$1,000,000
Bradford S. Stone	$500,001-$1,000,000

*Doesn’t include 4,198 shares held by Flaherty & Crumrine Incorporated of which each portfolio manager is a shareholder.

(b) Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrant’s board of directors, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K (17 CFR 229.407) (as required by Item 22(b)(15) of Schedule 14A (17 CFR 240.14a-101)), or this Item.

Item 11. Controls and Procedures.

(a)	The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d))) that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

Item 13. Exhibits.

(a)(1)	Code of ethics, or any amendment thereto, that is the subject of disclosure required by Item 2 is attached hereto.

(a)(2)	Certifications pursuant to Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(a)(2)(1)	Not applicable.

(a)(2)(2)	Not applicable.

(b)	Certifications pursuant to Rule 30a-2(b) under the 1940 Act and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(c)	Consent of Independent Registered Public Accounting Firm.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	Flaherty & Crumrine Dynamic Preferred and Income Fund Incorporated

By (Signature and Title)*	/s/ R. Eric Chadwick
R. Eric Chadwick, Chief Executive Officer and President
(principal executive officer)

Date	January 26, 2022

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ R. Eric Chadwick
R. Eric Chadwick, Chief Executive Officer and President
(principal executive officer)

Date	January 26, 2022

By (Signature and Title)*	/s/ Bradford S. Stone
Bradford S. Stone, Chief Financial Officer, Treasurer and Vice President
(principal financial officer)

Date	January 26, 2022

* Print the name and title of each signing officer under his or her signature.